UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

12/31

Date of reporting period: 12/31/08

Item 1.  Reports to Stockholders.

Annual Report
December 31, 2008

JNF Equity Portfolio

JNF Balanced Portfolio

JNF Loomis Sayles Bond Portfolio

JNF Money Market Portfolio

Each a series of the Northern Lights Variable Trust

Dear Shareholders:

We present you with the JNF Equity Portfolio Annual Report.

Investors faced many challenges throughout 2008.  Not only did the U.S. find itself in the midst of one of the harshest recessions in post World War II history, the constricting credit markets and heightened market volatility caused many broad market indices to report record-setting negative returns.

The JNF Equity Portfolio outperformed its benchmark in the fourth quarter and performed roughly in-line for the year 2008 (Q4 return of -26.17% vs. -27.27% for Russell Midcap Index1 and 2008 return of -42.60% vs. -41.46% for Russell Midcap*).

Throughout this turbulent period, the Portfolio Manager, Chicago Equity Partners (“CEP”), has maintained a stance consistent with its historical approach.  Based upon a belief that certain fundamental characteristics drive stock performance, CEP seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

The mid cap segment of the equity market did not escape from the fourth quarter unscathed.  With a return of -27%, the fourth quarter of 2008 was one of the worst performing quarter s in the Russell Midcap index’s history.  The dislocations in the market over the past several quarters continue to be a significant challenge for our model’s ability to discriminate stocks that will outperform.  We have seen an improvement with the fourth quarter.  We are maintaining our disciplined process that has delivered superior returns and firmly expect a reversion to characteristics that have worked in the past.  In past periods of underperformance, we have historically “bounced back” as the cycle returned to reward our investment style.

We are clearly in recessionary territory.  Recessions accompanied by financial crises are longer and deeper than average, and this one is unlikely to be an exception.  Continuing long-term unemployment is likely to be a bigger problem in this downturn than in previous recessions.  Additionally, consumer confidence is at extremely low levels.  Most of the earnings weakness began in the financial and consumer discretionary sectors.  This weakness has spread, and forecasted earnings continue to be revised downward.  It is likely that the market has already factored in many elements of these future downward earnings revisions in the aggregate.

Some of the best market returns are found in the period following the start of economic recessions and often before the economic trough.  The market multiple is approaching levels often associated with historical trough points.  However, the market could get cheaper still and approach lower multiples previously only associated with major global wars.  The current level appears to be relatively cheap, however, from a long-term perspective.  Cheap multiples offer a certain margin of safety over reasonable time horizons.

Our multi-factor approach allows us to capture many of the fundamentals that the market will reward going forward. We believe the portfolio is positioned to do well as our strongest performance tends to follow periods of underperformance.

Thank you for being a shareholder of the JNF Equity Portfolio.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results.  Investment return and principal value will vary.  Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares.   There is no front end or back end load for the JNF Equity Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2008 is 1.10%.   For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.   The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

1   The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

JNF Equity Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2008

The Fund's performance figures* for the period ended December 31, 2008, as compared to its benchmark:

	One Year	Inception**
JNF Equity Portfolio	-42.60%	-32.53%
Russell Midcap Total Return	-41.46%	-28.68%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

** Inception date is May 1, 2007.

Top Ten Holdings by Industry		% of Net Assets
Retail		6.3%
Insurance		6.1%
REITs		5.6%
Electric		5.5%
Oil & Gas		4.6%
Commerical Services		4.5%
Pharmaceuticals		4.5%
Banks		4.3%
Chemicals		3.5%
Semiconductors		3.4%
Other, Cash & Cash Equivalents		51.7%
		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio's holdings.

Dear Shareholders:

We present you with the JNF Balanced Portfolio Annual Report.

2008 was among the worst years in capital market history, with a global recession, constricting credit markets and astronomical market volatility challenging investors.  The National Bureau of Economic Research (NBER) declared the United States formally entered a recession in December 2007. The annualized forecasted contractions for the fourth quarter of 2008 and the first quarter of 2009 are at levels not seen since the 1970s.  This recession already stands as one of the longest since World War II. Throughout this turbulent period, the Portfolio Manager, Chicago Equity Partners (“CEP”), has maintained a stance consistent with its historical approach.

For the fourth quarter and year of 2008, the JNF Balanced Portfolio total return outperformed the split 70/30 benchmark 1 (Q4 returns of -12.73% vs. -12.76% for benchmark and 2008 returns of -23.16% vs. -24.32% for benchmark * ).

The S&P 500 returned -37% in 2008, the worst year since 1931’s 43.3% loss. No sector produced positive returns in 2008, and the well-publicized problems in the financial industry led to a return of –57% for the financial sector. Operating earnings remained in negative territory on a year-over-year basis, with a trailing one-year figure of -20.6% on a per-share basis.  Additionally, 2008 saw increased volatility that peaked in the fourth quarter, where the S&P 500 experienced moves greater than 1% more than 80% of the trading days. The year did end on a positive note, though, with the S&P 500 rallying 13.3% between November 21 and the end of the year.

The Equity Team at CEP, based upon a belief that certain fundamental characteristics drive stock performance, seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

The equity portion of the fund outperformed both during the 4th quarter and for the 2008 calendar year. Over the last twelve months, the model has discriminated well between the highest and lowest ranked names.  The market rewarded quality, momentum and growth factors in the 4th Quarter and in last twelve months.  Valuation factors were negative for most of 2008 until Price to Earnings and Price to Book showed great performance in December.  On an excess return basis in the fourth quarter, we saw our strongest performance from our selections in the Finance and Health Care sectors. Consumer Staples and Utilities proved to be the most challenging in the quarter.   Our overall relative performance benefited both from the stocks that we owned, as well as avoiding many lower quality names.

The fixed income markets saw unprecedented corporate spread levels, declining rates and a significant “steepening” of the yield curve in 2008.  Interest rates continued to fall during the fourth quarter, and the 90-day Treasury bill briefly traded at negative yields. This indicates investors were willing to take no return in exchange for the backing of the U.S. government.  Corporate spreads hit an all-time high of 618 basis points on December 3, while high-yield spreads, as measured by the Merrill Lynch High Yield Master II, finished 2008 at 1812 basis points, an all-time high.  Although the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index returned 5.2% in 2008, the underlying sectors experienced a massive return divergence. The index’s Treasury component returned 13.7%, while its corporate sector provided a return of -4.9%.

The Fixed Income Team at CEP believes excess returns are available in the high-quality, non-Treasury sectors of the bond market.  They also believe it is difficult to add value through market timing, so the interest rate sensitivity of your portfolio is controlled.  With regard to the fixed income portion of the portfolio, the biggest contributor to excess returns in 2008 was attributable to security selection.  In the fourth quarter, corporate spreads continued to widen to all-time highs. We began to increase our corporate allocation with adding high-quality names during the fourth quarter.   We maintained a yield advantage to the benchmark mainly through the agency-backed mortgage exposure.  We extended the duration of our portfolios slightly by purchasing longer-maturity treasuries.  Our agency and mortgage backed securities holdings helped increase the yield of our portfolios. We added to these positions in the fourth quarter.  Our underweight to Commercial Mortgage Backed Securities (CMBS) had a significant positive impact and the avoidance of holdings in Lehman Brothers, AIG and Washington Mutual significantly aided performance in 2008.

Looking forward, we believe the total portfolio is positioned to outperform.  Similar to our past experiences, we are extremely confident that the equity portion of the portfolio, with its emphasis on a broad range of factors, will continue to generate superior performance results that our firm has demonstrated throughout its longstanding history.  We continue to manage the fixed income portion with caution, but are taking advantage of the changing conditions that are currently in play.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results.  Investment return and principal value will vary.  Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares.  There is no front end or back end load for the JNF Balanced Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May, 1 2008 is 1.1 0%.   For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

1 70 % Russell 1000 Index and 30% Barclay’s Capital US Aggregate Index. The Russell 1000 is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index  is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.

JNF Balanced Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2008

The Fund's performance figures* for the period ended December 31, 2008, as compared to its benchmark:

	One Year	Inception**
JNF Balanced Portfolio	-23.16%	-15.36%
Barclay's Capital US Aggregate Bond Index	5.24%	6.09%
Russell 1000 Total Return Index	-37.60%	-24.61%
Blended Benchmark Index ***	-24.32%	-14.61%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

** Inception date is May 1, 2007.
*** The Blended Benchmark Index represents a blend of 70% Russell 1000 Total Return Index and 30% Barclay's Capital US Aggregate Bond Index.

Top Ten Holdings by Industry		% of Net Assets
US Government Agencies - Mortgage Backed		17.4%
Oil & Gas		7.6%
Banks		6.0%
Pharmaceuticals		5.7%
Retail		4.6%
Computers		4.2%
Telecommunications		3.9%
Electric		3.6%
Healthcare Products		2.9%
Insurance		2.7%
Other, Cash & Cash Equivalents		41.4%
		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio's holdings.

Dear Shareholders:

We present you with the JNF Loomis Sayles Bond Portfolio Annual Report.

For investors, 2008 was clearly an “annus horribilis.” In the first half of the year, we tussled with the more or less typical bear market challenges. Financial institutions were dealing with the hangover of having over-extended themselves in the lending bubble of preceding years, and the economy was in a recession. In the second half of the year, however, conditions were anything but normal. Many, including us, were shocked at the rapid chain of events that shook the world’s financial system to its core.

For the fourth quarter of 2008 and since inception in April 2008, the JNF Loomis Sayles Bond Portfolio total return lagged the benchmark (Q4 returns of -10.88% vs. 5.70% for the benchmark 1 and 2008 returns since inception of -23.23% vs. 3.10% for benchmark*).

Fixed income markets began Q4 confronting the far-reaching effects of the credit crisis as it intensified and spread to the real economy. Prospects for the global economy deteriorated markedly and fueled massive deleveraging in an interlinked process: tighter credit caused slower growth and slower growth caused tighter credit. The connected mechanisms of lending, bank credit losses, housing, jobs and consumer spending ground to a halt amid this extreme distress. Investors abandoned risky assets, driving up returns for US Treasuries and safe haven currencies, and pushing down performance for everything else.

Signs of stabilization appeared in December as volatility began to taper and the aggressive policy response continued, validating a building sense that governments will act by any means necessary to stave off economic collapse. The flight-to-quality theme steered returns for most of Q4. Investors sought government guarantees on US Treasuries and Agencies, and the revision of the government's FDIC-backed loan guarantee program encouraged broader participation from select financial and industrial issuers. Indeed, we believed that the value among the survivors within the finance/bank/broker sectors could be a bright spot and financial sector corporate bonds rebounded after a difficult Q3.

Select high yield improved as the government expanded its bailout program. Several investment grade holdings that had been harshly punished in recent months bounced back in December, while weaker sectors tended to be those exposed to the cyclical downturn. Meanwhile, in a time of extreme financial stress, investors turned to the US dollar as a safe haven currency and technicals also favored the dollar as deleveraging accelerated. As a result, most major currencies were lower versus the greenback, and the deflating commodity bubble also squeezed many of our foreign currency holdings.

Looking forward, the late-year rally is indicative of the potential built into the strategy and we believe the Portfolio is well positioned to benefit from longer-term economic recovery. As we move through the recession, the increased potential for higher default rates and lower recovery rates makes credit research and security selection of paramount importance. That said, we believe that much of the bad news has been built into corporate spreads and many corporate bonds remain at unprecedented spread levels. We continue to view non-US dollar holdings as important risk diversifiers and an inflation hedge, and that the secular global growth trend points to long term appreciation vis-à-vis the US dollar. Over time, attractive prices and yields present opportunities to leverage prudent security selection.

By the end of the fourth quarter, there were some tentative signs that the damage was being contained. Short rates eased, a few new issues came to market and corporate spreads narrowed a touch. Still, there is much work to do to restore investor confidence and get the financial system fully back on its feet. We expect policymakers to have some success in their efforts, seeking to transform the markets and making 2009 a better year.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results.  Investment return and principal value will vary.  Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares.  There is no front end or back end load for the JNF Loomis Sayles Bond  Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May, 1 2008 is 1.11%.  For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

1 Merrill Lynch US Corporate and Government Index. The Index is an unmanaged performance benchmark including U.S. government and fixed-coupon domestic investment-grade corporate bonds.

JNF Loomis Sayles Bond Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2008

The Fund's performance figures* for the period ended December 31, 2008, as compared to its benchmark:

	Six Months	Inception**
JNF Loomis Sayles Bond Portfolio	-21.65%	-23.23%
Merrill Lynch U.S. Corporate and Government Index	3.93%	3.10%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

** Inception date is May 1, 2008.

Top Ten Holdings by Industry		% of Net Assets
Diversified Financial Services		12.9%
Telecommunications		9.5%
Foreign Government		8.7%
Media		4.5%
Retail		3.6%
Commerical Services		3.2%
Healthcare Services		3.2%
Electric		3.0%
Banks		2.9%
Forest Products & Paper		2.7%
Other, Cash & Cash Equivalents		45.8%
		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio's holdings.

Dear Shareholders:

We present you with the JNF Money Market Portfolio Annual Report.

The JNF Money Market returned 1.84% since inception in April 2008 and 0.66% for Q4 2008.

At the close of 2007, there was considerable uncertainty about what lay ahead for the economy in 2008. What came to pass was one of the most difficult years on record for investors. At the start of 2008, we saw warning signs of increasing economic trouble: a weakening housing market, rising inflation and slowing job growth, among others. In the spring, credit-related concerns came to the forefront — leading to the collapse or forced merger of several venerable financial firms and causing major stock market averages to begin a long, painful decline. Evidence of economic distress abounded in 2008.

The JNF Money Market Portfolio invests only in high-quality U.S. dollar-denominated short-term debt obligations, including:

▪

Securities issued by the U.S. government and its agencies

▪

Bankers’ acceptances, certificates of deposit and time deposits from U.S. and foreign banks

▪

Repurchase agreements

▪

Commercial paper

▪

Taxable municipal securities

▪

Master notes

▪

Cash equivalents

A portion of its assets may be invested in U.S. dollar-denominated foreign securities. The portfolio is invested in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments. In selecting securities, we focus on securities that offer safety, liquidity and a competitive yield.

Market conditions and Money Markets

Gross domestic product, a measure of the nation’s overall economic output, contracted in the third and fourth quarters of 20081.  Unemployment rose sharply in 2008, from 4.9% to 7.2%2; during the year, an estimated 2.6 million3 Americans lost their jobs.  The U.S. stock market saw its steepest decline since 19374. Seeing the value of their homes and investments decline, U.S. consumers cut back their spending, which led to weak retail sales during the holiday shopping season.

Throughout 2008, the U.S. Federal Reserve (the Fed) moved aggressively to cut short-term interest rate targets in an effort to stimulate the economy and inject much-needed liquidity into the credit markets. The Fed reduced its short-term interest rate target from 4.25% at the start of the year to a range of zero to 0.25% at its close. During the second half of 2008, the Fed, the U.S. Department of the Treasury and other federal agencies took unprecedented action to rescue the troubled financials sector (and, later, the domestic automobile industry) and increase credit market liquidity.

1 Bureau of Economic Analysis

2 Bureau of Labor Statistics

3 CNN.com

4 Lipper Inc.

Also in October, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets — the largest and most direct effort to resolve a credit crisis in the last half century. In concert with other central banks, these initiatives were intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

Following his election, President Barack Obama pledged to act boldly to stimulate the U.S. economy. The Fed’s aggressive rate cutting — as well as investor preference for cash equivalent investments rather than riskier and more volatile stocks — drove down yields on money market funds and other short-term instruments. Yields on three-month Treasuries declined significantly in 2008, falling from 3.39% at the start of the year to 0.11%5 at its close. Because money market funds invest in short-term securities, this decline meant the yield you earned on your investment fell during the year.

At year end, the yield curve was positive, meaning that short-term yields were lower than longer-term yields. While no one can predict the future performance of the economy, positive yield curves historically have portended relative health and expansion.

Thank you for being a shareholder of the JNF Money Market Portfolio.

Sincerely,

JNF Advisors, Inc.

An investment in the JNF Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

5 Barclays Capital

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2008
	Shares		Value
		COMMON STOCKS - 99.3%
		ADVERTISING - 0.4%
	57,300	Interpublic Group of Cos., Inc. *	$ 226,908

		AEROSPACE/DEFENSE - 1.2%
	400	Aerovironment, Inc. *	14,724
	500	Argon ST, Inc. *	9,430
	500	Cubic Corp.	13,600
	700	Esterline Technologies Corp. *	26,523
	6,500	Goodrich Corp.	240,630
	4,100	Kaman Corp. Class A	74,333
	4,700	L-3 Communications Holdings, Inc.	346,766
	600	Orbital Sciences Corp. *	11,718
	100	Teledyne Technologies, Inc. *	4,455
			742,179
		AGRICULTURE - 1.5%
	700	Andersons, Inc.	11,536
	5,500	Bunge Ltd.	284,735
	7,000	Lorillard, Inc.	394,450
	3,400	UST, Inc.	235,892
	900	Vector Group Ltd.	12,258
			938,871
		AIRLINES - 0.7%
	2,300	Alaska Air Group, Inc. *	67,275
	400	Allegiant Travel Co. *	19,428
	6,400	Hawaiian Holdings, Inc. *	40,832
	35,100	Southwest Airlines Co.	302,562
	900	UAL Corp.	9,918
			440,015
		APPAREL - 0.5%
	2,200	Carter's, Inc. *	42,372
	300	Deckers Outdoor Corp. *	23,961
	13,800	Jones Apparel Group, Inc.	80,868
	3,300	Polo Ralph Lauren Corp. Class A	149,853
	9,100	Unifi, Inc. *	25,662
	1,000	Wolverine World Wide, Inc.	21,040
			343,756

		AUTO MANUFACTURERS - 0.1%
	15,000	Force Protection, Inc. *	89,700

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		AUTO PARTS & EQUIPMENT - 0.4%
	9,400	Autoliv, Inc.	$ 201,724
	1,800	Exide Technologies *	9,522
	1,700	Fuel Systems Solutions, Inc. *	55,692
	300	Titan International, Inc.	2,475
			269,413
		BANKS - 4.3%
	1,900	Bancfirst Corp.	100,548
	10,800	Bank of Hawaii Corp.	487,836
	1,200	Bank of the Ozarks, Inc.	35,568
	2,500	City Holding Co.	86,950
	2,100	Comerica, Inc.	41,685
	700	Community Trust Bancorp., Inc.	25,725
	7,800	Cullen/Frost Bankers, Inc.	395,304
	2,300	CVB Financial Corp.	27,370
	2,000	First Financial Bankshares, Inc.	110,420
	14,400	Huntington Bancshares, Inc.	110,304
	1,100	International Bancshares Corp.	24,013
	28,300	Marshall & Ilsley Corp.	386,012
	9,800	Northern Trust Corp.	510,972
	1,000	Republic Bancorp., Inc.	27,200
	2,000	Sun Bancorp., Inc. *	14,980
	100	SVB Financial Group *	2,623
	700	Tompkins Financial Corp.	40,565
	2,600	Trico Bancshares	64,922
	2,100	Trustco Bank Corp. - NY	19,971
	5,300	Trustmark Corp.	114,427
	1,100	UMB Financial Corp.	54,054
	800	Umpqua Holdings Corp.	11,576
	1,100	Westamerica Bancorporation	56,265
			2,749,290
		BEVERAGES - 0.9%
	4,000	Central European Distribution Corp. *	78,800
	2,800	Hansen Natural Corp. *	93,884
	2,000	Molson Coors Brewing Co. Class B	97,840
	14,500	Pepsi Bottling Group, Inc.	326,395
			596,919

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		BIOTECHNOLOGY - 1.5%
	1,800	Alexion Pharmaceuticals, Inc. *	$ 65,142
	2,200	Cubist Pharmaceuticals, Inc. *	53,152
	4,000	Emergent Biosolutions, Inc. *	104,440
	640	Facet Biotech Corp. *	6,138
	2,100	Idera Pharmaceuticals, Inc. *	16,128
	19,577	Life Technologies Corp. *	456,340
	1,100	Martek Biosciences Corp.	33,341
	3,400	Maxygen, Inc. *	30,328
	1,400	Myriad Genetics, Inc. *	92,764
	300	OSI Pharmaceuticals, Inc. *	11,715
	3,200	PDL BioPharma, Inc.	19,776
	1,800	Regeneron Pharmaceuticals, Inc. *	33,048
	1,400	Repligen Corp. *	5,292
	500	Sequenom, Inc. *	9,920
			937,524
		BUILDING MATERIALS - 0.2%
	800	AAON, Inc.	16,704
	2,900	Gibraltar Industries, Inc.	34,626
	6,200	NCI Building Systems, Inc. *	101,060
	200	Trex Co, Inc. *	3,292
			155,682
		CHEMICALS - 3.5%
	1,100	Aceto Corp.	11,011
	3,300	CF Industries Holdings, Inc.	162,228
	5,200	Cytec Industries, Inc.	110,344
	4,000	Eastman Chemical Co.	126,840
	7,800	FMC Corp.	348,894
	7,200	Innophos Holdings, Inc.	142,632
	8,300	Innospec, Inc.	48,887
	5,900	Mosaic Co.	204,140
	4,900	Olin Corp.	88,592
	200	Quaker Chemical Corp.	3,290
	2,450	Rohm & Haas Co.	151,385
	9,150	Sherwin-Williams Co.	546,712
	11,400	Terra Industries, Inc.	190,038
	4,900	Valspar Corp.	88,641
	800	Zep, Inc.	15,448
			2,239,082
	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		COAL - 0.4%
	8,700	Alpha Natural Resources, Inc. *	$ 140,853
	9,400	Massey Energy Co.	129,626
			270,479
		COMMERCIAL SERVICES - 4.5%
	300	Administaff, Inc.	6,492
	300	Albany Molecular Research, Inc. *	2,922
	2,000	Alliance Data Systems Corp. *	93,060
	600	American Public Education, Inc. *	22,314
	6,050	Apollo Group, Inc. Class A *	463,551
	100	Capella Education Co. *	5,876
	400	CDI Corp.	5,176
	1,700	Chemed Corp.	67,609
	2,000	Corinthian Colleges, Inc. *	32,740
	300	CoStar Group, Inc. *	9,882
	1,000	Deluxe Corp.	14,960
	600	Emergency Medical Services Corp. *	21,966
	1,600	Gartner, Inc. *	28,528
	8,100	H&R Block, Inc.	184,032
	4,400	Hackett Group, Inc. *	12,848
	21,200	Hewitt Associates, Inc. Class A *	601,656
	600	ICT Group, Inc. *	2,748
	1,900	ITT Educational Services, Inc. *	180,462
	900	Kelly Services, Inc. Class A	11,709
	200	Kendle International, Inc. *	5,144
	200	Landauer, Inc.	14,660
	1,600	Lincoln Educational Services Corp. *	21,200
	650	Mastercard, Inc. Class A	92,904
	1,000	MAXIMUS, Inc.	35,110
	5,700	PRG-Schultz International, Inc. *	23,256
	300	Resources Connection, Inc. *	4,914
	4,100	SAIC, Inc. *	79,868
	900	Standard Parking Corp. *	17,406
	800	Steiner Leisure Ltd. *	23,616
	2,300	Strayer Education, Inc.	493,143
	3,300	Universal Technical Institute, Inc. *	56,661
	8,100	Weight Watchers International, Inc.	238,302
			2,874,715

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		COMPUTERS - 2.9%
	8,700	Affiliated Computer Services, Inc. Class A *	$ 399,765
	400	Compellent Technologies, Inc. *	3,892
	900	Data Domain, Inc. *	16,920
	2,600	Integral Systems, Inc. *	31,330
	11,900	Lexmark International, Inc. Class A *	320,110
	700	NCI, Inc. Class A *	21,091
	41,800	NCR Corp. *	591,052
	1,700	Netezza Corp. *	10,863
	900	Riverbed Technology, Inc. *	10,251
	1,700	SYKES Enterprises, Inc. *	32,504
	2,100	Synaptics, Inc. *	34,776
	20,200	Synopsys, Inc. *	374,104
	800	Syntel, Inc.	18,496
			1,865,154
		COSMETICS / PERSONAL CARE - 0.0%
	200	Chattem, Inc. *	14,306

		DISTRIBUTION / WHOLESALE - 3.1%
	3,800	Beacon Roofing Supply, Inc. *	52,744
	4,200	Brightpoint, Inc. *	18,270
	800	FGX International Holdings Ltd. *	10,992
	7,100	Genuine Parts Co.	268,806
	35,900	Ingram Micro, Inc. *	480,701
	3,300	Owens & Minor, Inc.	124,245
	500	Pool Corp.	8,985
	1,400	Scansource, Inc. *	26,978
	19,000	Tech Data Corp. *	338,960
	1,300	Titan Machinery, Inc. *	18,278
	18,300	WESCO International, Inc. *	351,909
	3,300	WW Grainger, Inc.	260,172
			1,961,040
		DIVERSIFIED FINANCIAL SERVICES - 2.0%
	15,800	Discover Financial Services	150,574
	16,300	Federated Investors, Inc.	276,448
	200	Interactive Brokers Group, Inc. *	3,578
	3,300	Knight Capital Group, Inc. *	53,295
	6,300	LaBranche & Co, Inc. *	30,177
	200	optionsXpress Holdings, Inc.	2,672
	2,300	Penson Worldwide, Inc. *	17,526
	36,000	Raymond James Financial, Inc.	616,680
	4,500	TradeStation Group, Inc. *	29,025
			1,179,975

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		ELECTRIC - 5.5%
	36,200	AES Corp. *	$ 298,288
	600	Allete, Inc.	19,362
	6,000	Alliant Energy Corp.	175,080
	300	Avista Corp.	5,814
	1,000	CH Energy Group, Inc.	51,390
	7,800	Consolidated Edison, Inc.	303,654
	20,300	DTE Energy Co.	725,928
	20,200	Hawaiian Electric Industries, Inc.	447,228
	1,400	MGE Energy, Inc.	46,200
	7,300	Mirant Corp. *	137,751
	6,750	Pinnacle West Capital Corp.	216,877
	1,600	PNM Resources, Inc.	16,128
	1,600	Portland General Electric Co.	31,152
	2,000	Puget Energy, Inc.	54,540
	1,600	UIL Holdings Corp.	48,048
	22,600	Wisconsin Energy Corp.	948,748
			3,526,188
		ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
	1,100	Energy Conversion Devices, Inc. *	27,731
	6,600	GrafTech International Ltd. *	54,912
	1,600	Powell Industries, Inc. *	46,432
			129,075
		ELECTRONICS - 0.8%
	11,000	Agilent Technologies, Inc. *	171,930
	400	American Science & Engineering, Inc.	29,584
	900	Axsys Technologies, Inc. *	49,374
	1,500	Cogent, Inc. *	20,355
	100	Cymer, Inc. *	2,191
	1,400	Daktronics, Inc.	13,104
	11,500	Jabil Circuit, Inc.	77,625
	1,600	NVE Corp. *	41,808
	61,000	Sanmina-SCI Corp. *	28,670
	3,800	Stoneridge, Inc. *	17,328
	200	Varian, Inc. *	6,702
	800	Woodward Governor Co.	18,416
			477,087

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		ENGINEERING & CONSTRUCTION - 1.8%
	1,800	Dycom Industries, Inc. *	$ 14,796
	4,100	EMCOR Group, Inc. *	91,963
	14,400	Fluor Corp.	646,128
	5,400	Foster Wheeler Ltd. *	126,252
	12,800	KBR, Inc.	194,560
	500	Layne Christensen Co. *	12,005
	1,300	Michael Baker Corp. *	47,983
	100	Stanley, Inc. *	3,622
			1,137,309
		ENTERTAINMENT - 0.6%
	1,500	Bally Technologies, Inc. *	36,045
	12,100	DreamWorks Animation SKG, Inc. Class A *	305,646
	300	Vail Resorts, Inc. *	7,980
			349,671
		ENVIRONMENTAL CONTROL - 0.2%
	400	Clean Harbors, Inc. *	25,376
	1,300	Tetra Tech, Inc. *	31,395
	1,300	Waste Connections, Inc. *	41,041
			97,812
		FOOD - 2.7%
	300	American Dairy, Inc. *	4,512
	100	Cal-Maine Foods, Inc.	2,870
	4,200	Chiquita Brands International, Inc. *	62,076
	8,500	ConAgra Foods, Inc.	140,250
	3,000	Flowers Foods, Inc.	73,080
	2,400	Fresh Del Monte Produce, Inc. *	53,808
	10,400	Hershey Co.	361,296
	12,700	Kroger Co.	335,407
	400	Lancaster Colony Corp.	13,720
	1,100	Nash Finch Co.	49,379
	40,900	Sara Lee Corp.	400,411
	19,100	Tyson Foods, Inc. Class A	167,316
	4,600	Winn-Dixie Stores, Inc. *	74,060
	800	Zhongpin, Inc. *	9,600
			1,747,785
		FOREST PRODUCTS - 0.2%
	2,100	Glatfelter	19,530
	12,100	MeadWestvaco Corp.	135,399
			154,929

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		GAS - 2.9%
	11,000	Atmos Energy Corp.	$ 260,700
	20,500	Centerpoint Energy, Inc.	258,710
	9,900	Energen Corp.	290,367
	600	Laclede Group, Inc.	28,104
	1,700	New Jersey Resources Corp.	66,895
	1,000	Nicor, Inc.	34,740
	2,200	Piedmont Natural Gas Co.	69,674
	5,400	Sempra Energy	230,202
	10,300	UGI Corp.	251,526
	15,200	Vectren Corp.	380,152
			1,871,070

		HEALTHCARE - PRODUCTS - 2.9%
	900	American Medical Systems Holdings, Inc. *	8,091
	100	Conmed Corp. *	2,394
	5,400	CR Bard, Inc.	455,004
	1,300	Cyberonics, Inc. *	21,541
	200	Datascope Corp.	10,448
	3,500	ev3, Inc. *	21,350
	2,000	Gen-Probe, Inc. *	85,680
	200	Haemonetics Corp. *	11,300
	700	ICU Medical, Inc. *	23,198
	1,000	Immucor, Inc. *	26,580
	650	Intuitive Surgical, Inc. *	82,543
	1,500	Luminex Corp. *	32,040
	1,500	Masimo Corp. *	44,745
	1,000	Merit Medical Systems, Inc. *	17,930
	2,200	PSS World Medical, Inc. *	41,404
	900	Quidel Corp. *	11,763
	11,500	St Jude Medical, Inc. *	379,040
	1,700	STERIS Corp.	40,613
	300	Synovis Life Technologies, Inc. *	5,622
	1,426	Techne Corp.	92,006
	2,700	Thoratec Corp. *	87,723
	8,550	Varian Medical Systems, Inc. *	299,592
	1,300	Volcano Corp. *	19,500
			1,820,107

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		HEALTHCARE - SERVICES - 2.0%
	400	Amedisys, Inc. *	$ 16,536
	3,800	AMERIGROUP Corp. *	112,176
	13,100	Cigna Corp.	220,735
	2,800	Centene Corp. *	55,188
	200	Genoptix, Inc. *	6,816
	200	Gentiva Health Services, Inc. *	5,852
	17,700	Humana, Inc. *	659,856
	2,300	Kindred Healthcare, Inc. *	29,946
	900	LHC Group, Inc. *	32,400
	4,800	LifePoint Hospitals, Inc. *	109,632
			1,249,137
		HOME BUILDERS - 0.2%
	11,500	Lennar Corp.	99,705

		HOME FURNISHINGS - 0.1%
	4,700	Harman International Industries, Inc.	78,631

		HOUSEHOLD PRODUCTS / WARES - 0.9%
	1,800	American Greetings Corp. Class A	13,626
	2,000	Blyth, Inc.	15,680
	500	Central Garden and Pet Co. Class A *	2,950
	12,600	Fortune Brands, Inc.	520,128
	1,200	Helen of Troy Ltd. *	20,832
	1,100	Tupperware Brands Corp.	24,970
			598,186
		INSURANCE - 6.1%
	5,300	Allied World Assurance Co. Holdings Ltd.	215,180
	5,300	American Equity Investment Life Holding Co.	37,100
	2,300	Amerisafe, Inc. *	47,219
	15,900	Arch Capital Group Ltd. *	1,114,590
	5,100	Aspen Insurance Holdings Ltd.	123,675
	1,000	CNA Surety Corp. *	19,200
	6,300	Crawford & Co. Class B *	91,602
	6,600	Delphi Financial Group, Inc. Class A	121,704
	10,700	Endurance Specialty Holdings Ltd.	326,671
	300	Fpic Insurance Group, Inc. *	13,134
	2,400	Horace Mann Educators Corp.	22,056
	1,500	Infinity Property & Casualty Corp.	70,095
	800	IPC Holdings Ltd.	23,920
	1,700	Life Partners Holdings, Inc.	74,188

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		INSURANCE (continued) - 6.1%
	5,900	Lincoln National Corp.	$ 111,156
	13,150	PartnerRe Ltd.	937,201
	300	Platinum Underwriters Holdings Ltd.	10,824
	200	RLI Corp.	12,232
	4,800	Stancorp Financial Group, Inc.	200,496
	15,800	Unum Group	293,880
			3,866,123
		INTERNET - 1.5%
	1,400	AsiaInfo Holdings, Inc. *	16,576
	1,600	Avocent Corp. *	28,656
	800	Dice Holdings, Inc. *	3,264
	9,300	Earthlink, Inc. *	62,868
	9,300	F5 Networks, Inc. *	212,598
	700	j2 Global Communications, Inc. *	14,028
	3,800	McAfee, Inc. *	131,366
	600	NetFlix, Inc. *	17,934
	2,300	S1 Corp. *	18,147
	3,700	Sapient Corp. *	16,428
	8,100	Sohu.com, Inc. *	383,454
	4,200	TeleCommunication Systems, Inc. *	36,078
	2,400	thinkorswim Group, Inc. *	13,488
	2,900	United Online, Inc.	17,603
	500	Vocus, Inc. *	9,105
			981,593
		INVESTMENT COMPANIES - 0.1%
	7,700	Allied Capital Corp.	20,713
	2,700	Apollo Investment Corp.	25,137
	1,800	Patriot Capital Funding, Inc.	6,552
	1,600	Prospect Capital Corp.	19,152
			71,554

		IRON/STEEL - 0.3%
	21,000	AK Steel Holding Corp.	195,720
	10,600	Sutor Technology Group Ltd. *	24,486
			220,206
		LEISURE TIME - 0.3%
	3,600	Polaris Industries, Inc.	103,140
	3,700	Royal Caribbean Cruises Ltd.	50,875
	1,200	WMS Industries, Inc. *	32,280
			186,295

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		MACHINERY - CONSTRUCTION & MINING - 0.7%
	200	Astec Industries, Inc. *	$ 6,266
	19,200	Joy Global, Inc.	439,488
			445,754
		MACHINERY - DIVERSIFIED - 2.6%
	23,500	AGCO Corp. *	554,365
	5,700	Briggs & Stratton Corp.	100,263
	1,000	Chart Industries, Inc. *	10,630
	13,300	Cummins, Inc.	355,509
	7,100	Flowserve Corp.	365,650
	100	Gorman-Rupp Co.	3,112
	6,000	Rockwell Automation, Inc.	193,440
	1,600	Wabtec Corp.	63,600
			1,646,569
		MEDIA - 1.0%
	6,000	Cox Radio, Inc. Class A *	36,060
	3,100	Discovery Communications, Inc. - Class A *	43,896
	3,100	Discovery Communications, Inc. - Class C *	41,509
	19,500	Gannett Co, Inc.	156,000
	11,700	Liberty Media Corp..- Entertainment *	204,516
	3,300	Outdoor Channel Holdings, Inc. *	24,717
	2,400	Scholastic Corp.	32,592
	250	Washington Post Co. Class B	97,563
			636,853
		METAL FABRICATE / HARDWARE - 0.3%
	800	LB Foster Co. Class B *	25,024
	2,500	Valmont Industries, Inc.	153,400
	1,300	Worthington Industries, Inc.	14,326
			192,750
		MINING - 0.1%
	1,500	Compass Minerals International, Inc.	87,990

		MISCELLANEOUS MANUFACTURING - 1.4%
	1,000	Acuity Brands, Inc.	34,910
	400	AO Smith Corp.	11,808
	200	AZZ, Inc. *	5,020
	1,200	Blount International, Inc. *	11,376
	9,700	Brink's Co.	260,736
	1,200	EnPro Industries, Inc. *	25,848
	5,900	Flanders Corp. *	27,671
	35,200	Leggett & Platt, Inc.	534,688
	100	Standex International Corp.	1,984
			914,041

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		OFFICE FURNISHINGS - 0.1%
	2,100	Knoll, Inc.	$ 18,942
	3,100	Herman Miller, Inc.	40,393
			59,335
		OIL & GAS - 4.6%
	1,200	Approach Resources, Inc. *	8,772
	200	Arena Resources, Inc. *	5,618
	6,000	ATP Oil & Gas Corp. *	35,100
	300	Berry Petroleum Co. Cl. A	2,268
	300	Bill Barrett Corp. *	6,339
	3,240	Callon Petroleum Co. *	8,424
	800	Clayton Williams Energy, Inc. *	36,352
	1,300	Comstock Resources, Inc. *	61,425
	300	Contango Oil & Gas Co. *	16,890
	9,700	CVR Energy, Inc. *	38,800
	7,600	Delek US Holdings, Inc.	40,204
	4,100	Encore Acquisition Co. *	104,632
	12,900	ENSCO International, Inc.	366,231
	300	Goodrich Petroleum Corp. *	8,985
	2,600	Gran Tierra Energy, Inc. *	7,280
	2,600	Helmerich & Payne, Inc.	59,150
	6,800	Mariner Energy, Inc. *	69,020
	700	McMoRan Exploration Co. *	6,860
	22,600	Noble Corp.	498,556
	11,900	Noble Energy, Inc.	585,718
	1,400	Parallel Petroleum Corp. *	2,814
	100	Penn Virginia Corp.	2,598
	8,700	Southwestern Energy Co. *	252,039
	9,800	Sunoco, Inc.	425,908
	10,200	Tesoro Corp.	134,334
	4,000	Vaalco Energy, Inc. *	29,760
	2,600	Western Refining, Inc.	20,176
	3,300	Whiting Petroleum Corp. *	110,418
			2,944,671
		OIL & GAS SERVICES- 0.7%
	5,400	Cameron International Corp. *	110,700
	200	CARBO Ceramics, Inc.	7,106
	5,300	Complete Production Services, Inc. *	43,195
	100	Lufkin Industries, Inc.	3,450
	7,000	Matrix Service Co. *	53,690
	6,000	Oil States International, Inc. *	112,140
	21,100	Tetra Technologies, Inc. *	102,546
			432,827

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		PACKAGING & CONTAINERS - 1.4%
	2,400	Bway Holding Co. *	$ 19,104
	14,300	Crown Holdings, Inc. *	274,560
	11,400	Owens-Illinois, Inc. *	311,562
	9,500	Pactiv Corp. *	236,360
	400	Rock-Tenn Co.	13,672
	8,300	Temple-Inland, Inc.	39,840
			895,098
		PHARMACEUTICALS - 4.5%
	3,500	Alkermes, Inc. *	37,275
	26,300	AmerisourceBergen Corp.	937,858
	2,000	Cephalon, Inc. *	154,080
	200	China Sky One Medical, Inc. *	3,198
	2,300	CV Therapeutics, Inc. *	21,183
	10,400	Depomed, Inc. *	17,160
	15,200	Express Scripts, Inc. Class A *	835,696
	3,300	Forest Laboratories, Inc. *	84,051
	19,100	Herbalife Ltd.	414,088
	5,000	I-Flow Corp. *	24,000
	3,400	Nabi Biopharmaceuticals *	11,390
	300	Osiris Therapeutics, Inc. *	5,748
	600	Par Pharmaceutical Cos., Inc. *	8,046
	1,600	PharMerica Corp. *	25,072
	4,800	Questcor Pharmaceuticals, Inc. *	44,688
	500	Schiff Nutrition International, Inc. *	2,985
	1,300	Synutra International, Inc. *	14,326
	100	USANA Health Sciences, Inc. *	3,424
	4,800	Valeant Pharmaceuticals International *	109,920
	5,800	Viropharma, Inc. *	75,516
	1,600	Vivus, Inc. *	8,512
			2,838,216
		REITS - 5.6%
	500	American Capital Agency Corp.	10,680
	24,900	Annaly Capital Management, Inc.	395,163
	2,700	Anworth Mortgage Asset Corp.	17,361
	4,100	AvalonBay Communities, Inc.	248,378
	4,100	Boston Properties, Inc.	225,500
	12,000	Brandywine Realty Trust	92,520
	5,400	Cedar Shopping Centers, Inc.	38,232
	500	EastGroup Properties, Inc.	17,790
	1,300	Entertainment Properties Trust	38,740

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		REITS (continued) - 5.6%
	1,100	Equity Lifestyle Properties, Inc.	$ 42,196
	9,400	Equity Residential	280,308
	700	Hatteras Financial Corp.	18,620
	9,700	HCP, Inc.	269,369
	4,800	Health Care REIT, Inc.	202,560
	1,000	Home Properties, Inc.	40,600
	21,600	Hospitality Properties Trust	321,192
	12,100	Host Hotels & Resorts, Inc.	91,597
	153,000	HRPT Properties Trust	515,610
	12,000	Lexington Realty Trust	60,000
	1,500	Medical Properties Trust, Inc.	9,465
	9,400	MFA Financial, Inc.	55,366
	2,300	One Liberty Properties, Inc.	20,240
	2,400	PS Business Parks, Inc.	107,184
	3,900	Public Storage	310,050
	1,700	Ramco-Gershenson Properties Trust	10,506
	3,300	Resource Capital Corp.	12,639
	6,200	Sunstone Hotel Investors, Inc.	38,378
	19,200	U-Store-It Trust	85,440
			3,575,684
		RETAIL - 6.3%
	1,200	99 Cents Only Stores *	13,116
	700	Aeropostale, Inc. *	11,270
	18,400	AutoNation, Inc. *	181,792
	8,600	Big Lots, Inc. *	124,614
	16,400	BJ's Wholesale Club, Inc. *	561,864
	2,700	Blockbuster, Inc. *	3,402
	14,600	Borders Group, Inc. *	5,840
	200	Buckle, Inc.	4,364
	900	Casey's General Stores, Inc.	20,493
	1,800	CKE Restaurants, Inc.	15,624
	1,200	Coldwater Creek, Inc. *	3,420
	1,200	Cracker Barrel Old Country Store, Inc.	24,708
	6,000	Dollar Tree, Inc. *	250,800
	2,500	Einstein Noah Restaurant Group, Inc. *	14,375
	5,600	EzCorp., Inc. Class A *	85,176
	13,700	Finish Line Class A	76,720
	200	First Cash Financial Services, Inc. *	3,812
	6,800	Foot Locker, Inc.	49,912
	1,600	Fred's, Inc.	17,216

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		RETAIL (continued) - 6.3%
	6,200	Fuqi International, Inc. *	$ 38,812
	20,400	Gap, Inc.	273,156
	1,400	Genesco, Inc. *	23,688
	1,200	HOT Topic, Inc. *	11,124
	200	Jack in the Box, Inc. *	4,418
	700	Jo-Ann Stores, Inc. *	10,843
	16,800	Macy's, Inc.	173,880
	9,100	New York & Co, Inc. *	21,112
	300	Nu Skin Enterprises, Inc.	3,129
	3,400	PC Connection, Inc. *	17,408
	8,100	Panera Bread Co. Class A *	423,144
	2,600	PetMed Express, Inc. *	45,838
	20,500	Ross Stores, Inc.	609,465
	1,500	Systemax, Inc.	16,155
	9,900	TJX Cos, Inc.	203,643
	3,400	Tim Hortons, Inc.	98,056
	2,100	Tractor Supply Co. *	75,894
	1,900	World Fuel Services Corp.	70,300
	13,500	Yum! Brands, Inc.	425,250
			4,013,833
		SAVINGS & LOANS - 1.1%
	9,950	Capitol Federal Financial	453,720
	6,100	Investors Bancorp., Inc. *	81,923
	1,200	Meridian Interstate Bancorp., Inc. *	11,100
	3,700	Oritani Financial Corp. *	62,345
	5,000	Provident Financial Services, Inc.	76,500
	1,600	United Financial Bancorp., Inc.	24,224
			709,812
		SEMICONDUCTORS - 3.4%
	4,800	Altera Corp.	80,208
	5,600	Amkor Technology, Inc. *	12,208
	16,800	Analog Devices, Inc.	319,536
	4,100	Applied Micro Circuits Corp. *	16,113
	25,400	Atmel Corp. *	79,502
	5,700	Ceva, Inc. *	39,900
	6,300	Cirrus Logic, Inc. *	16,884
	400	Hittite Microwave Corp. *	11,784
	2,500	IXYS Corp.	20,650
	22,000	LSI Corp. *	72,380
	14,700	Marvell Technology Group Ltd. *	98,049

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		SEMICONDUCTORS (continued) - 3.4%
	12,500	MEMC Electronic Materials, Inc. *	$ 178,500
	3,500	PMC - Sierra, Inc. *	17,010
	17,900	QLogic Corp. *	240,576
	3,600	Silicon Image, Inc. *	15,120
	11,700	Silicon Laboratories, Inc. *	289,926
	2,900	Skyworks Solutions, Inc. *	16,066
	9,200	Ultratech, Inc. *	110,032
	2,700	Volterra Semiconductor Corp. *	19,305
	27,700	Xilinx, Inc.	493,614
			2,147,363
		SOFTWARE - 2.3%
	1,900	Accelrys, Inc. *	8,284
	300	ACI Worldwide, Inc. *	4,770
	35,800	Activision Blizzard, Inc. *	309,312
	500	Allscripts-Misys Healthcare Solutions, Inc.	4,960
	8,200	Ansys, Inc. *	228,698
	9,800	Broadridge Financial Solutions, Inc.	122,892
	3,900	Callidus Software, Inc. *	11,661
	1,000	Computer Programs & Systems, Inc.	26,800
	20,300	Compuware Corp. *	137,025
	100	Concur Technologies, Inc. *	3,282
	2,300	CSG Systems International, Inc. *	40,181
	400	Informatica Corp. *	5,492
	1,400	Mantech International Corp. Class A *	75,866
	100	MicroStrategy, Inc. Class A *	3,713
	22,000	OpenTV Corp. Class A *	27,060
	1,000	Opnet Technologies, Inc. *	9,860
	10,100	Pegasystems, Inc.	124,836
	500	Quality Systems, Inc.	21,810
	2,700	Salesforce.com, Inc. *	86,427
	4,500	Seachange International, Inc. *	32,445
	1,500	Sybase, Inc. *	37,155
	10,200	Take-Two Interactive Software, Inc.	77,112
	600	Tyler Technologies, Inc. *	7,188
	3,700	Wind River Systems, Inc. *	33,411
			1,440,240

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		TELECOMMUNICATIONS - 3.1%
	28,000	3Com Corp. *	$ 63,840
	1,500	ADC Telecommunications, Inc. *	8,205
	10,900	American Tower Corp. Class A *	319,588
	200	Applied Signal Technology, Inc.	3,588
	3,800	Arris Group, Inc. *	30,210
	8,000	CenturyTel, Inc.	218,640
	600	Comtech Telecommunications Corp. *	27,492
	4,050	Embarq Corp.	145,638
	4,500	InterDigital, Inc. *	123,750
	19,500	Juniper Networks, Inc. *	341,445
	4,000	NII Holdings, Inc. *	72,720
	1,200	NTELOS Holdings Corp.	29,592
	3,100	Shenandoah Telecommunications Co	86,955
	2,000	Starent Networks Corp. *	23,860
	6,600	Symmetricom, Inc. *	26,070
	600	Tekelec *	8,005
	4,600	Telephone & Data Systems, Inc.	146,050
	5,700	USA Mobility, Inc. *	65,949
	29,900	Windstream Corp.	275,080
			2,016,677
		TOYS/GAMES/HOBBIES - 1.1%
	21,800	Hasbro, Inc.	635,906
	1,000	Jakks Pacific, Inc. *	20,630
	1,500	Marvel Entertainment, Inc. *	46,125
	1,400	RC2 Corp. *	14,938
			717,599
		TRANSPORTATION - 1.3%
	3,500	American Commercial Lines, Inc. *	17,150
	800	Arkansas Best Corp.	24,088
	2,100	CH Robinson Worldwide, Inc.	115,563
	2,600	Expeditors International of Washington, Inc.	86,502
	4,500	Frontline Ltd.	133,245
	700	Heartland Express, Inc.	11,032
	5,600	Kirby Corp. *	153,216
	200	Knight Transportation, Inc.	3,224
	500	Knightsbridge Tankers Ltd.	7,325
	4,600	Marten Transport Ltd. *	87,216
	3,300	Overseas Shipholding Group, Inc.	138,963
	700	Teekay Tankers Ltd. Class A	8,890
	1,500	Werner Enterprises, Inc.	26,010
			812,424

	See accompanying notes to these financial statements.

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Value
		WATER - 0.3%
	200	American States Water Co.	$ 6,596
	6,700	American Water Works Co, Inc.	139,896
	1,300	California Water Service Group	60,359
	200	Middlesex Water Co.	3,446
			210,297

		TOTAL COMMON STOCKS (Cost $84,011,912)	63,295,504

		SHORT-TERM INVESTMENTS - 1.0%
	653,062	Janus Institutional Money Market 1.00%, (cost $653,062) (a)	$ 653,062

		TOTAL INVESTMENTS - 100.3% (Cost $84,664,974) (b)	$ 63,948,566
		LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3%)	(188,171)
		NET ASSETS - 100.00%	$ 63,760,395

(a)	Variable rate security; the money market rate shown represents the rate at December 31, 2008.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $85,840,056 and differs from market value by
	net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 1,955,739
		Unrealized depreciation	(23,847,229)
		Net unrealized depreciation	$ (21,891,490)
*	Non-income producing security.

	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2008
	Shares				Value
		COMMON STOCKS - 67.6%
		ADVERTISING - 0.3%
	2,200	Omnicom Group, Inc.			$ 59,224

		AEROSPACE/DEFENSE - 1.4%
	900	General Dynmaics Corp.			51,831
	1,800	Lockheed Martin Corp.			151,344
	2,200	Raytheon Co.			112,288
					315,463
		AGRICULTURE - 1.8%
	3,710	Altria Group, Inc.			55,873
	2,800	Archer-Daniels-Midland Co.			80,724
	900	Bunge Ltd..			46,593
	1,021	Lorillard, Inc.			57,533
	3,410	Philip Morris International, Inc.			148,369
					389,092
		AIRLINES - 0.3%
	7,000	Southwest Airlines Co.			60,340

		APPAREL - 0.0%
	1,900	Jones Apparel Group, Inc.			11,134

		BANKS - 4.7%
	6,200	Bank of America Corp.			87,296
	1,800	BB&T Corp.			49,428
	7,332	Citigroup, Inc.			49,198
	1,100	Goldman Sachs Group, Inc.			92,829
	9,440	JPMorgan Chase & Co.			297,643
	2,900	Morgan Stanley			46,516
	2,000	Northern Trust Corp.			104,280
	1,200	State Street Corp.			47,196
	3,100	US Bancorp.			77,531
	6,600	Wells Fargo & Co.			194,568
					1,046,485
		BEVERAGES - 1.5%
	600	Coca-Cola Co.			27,162
	1,600	Coca-Cola Enterprises, Inc.			19,248
	800	Molson Coors Brewing Co.			39,136
	3,300	Pepsi Bottling Group, Inc.			74,283
	3,360	PepsiCo., Inc.			184,027
					343,856

	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008

	Shares				Value
		BIOTECHNOLOGY - 1.7%
	3,400	Amgen, Inc. *			$ 196,350
	400	Genentech, Inc. *			33,164
	3,100	Gilead Sciences, Inc. *			158,534
					388,048
		CHEMICALS - 1.4%
	2,200	Celanese Corp.			27,346
	300	CF Industries Holdings, Inc.			14,748
	1,200	FMC Corp.			53,676
	800	Monsanto Co.			56,280
	1,400	Mosaic Co.			48,440
	600	Sherwin-Williams Co.			35,850
	1,600	Sigma-Aldrich Corp.			67,584
	900	Terra Industries, Inc.			15,003
					318,927
		COAL - 0.3%
	1,100	Alpha Natural Resources, Inc. *			17,809
	1,700	Massey Energy Co.			23,443
	1,100	Walter Industries, Inc.			19,261
					60,513
		COMMERCIAL SERVICES - 2.1%
	800	Apollo Group, Inc. *			61,296
	1,800	Automatic Data Processing, Inc.			70,812
	1,900	H&R Block, Inc.			43,168
	4,100	Hewitt Associates, Inc. *			116,358
	750	Mastercard, Inc.			107,198
	100	Strayer Education, Inc.			21,441
	1,400	Weight Watchers International, Inc.			41,188
					461,461
		COMPUTERS - 4.0%
	8,100	Accenture Ltd.			265,599
	1,200	Apple, Inc. *			102,420
	3,200	Dell, Inc. *			32,768
	9,088	Hewlett-Packard Co.			329,804
	700	International Business Machines Corp.			58,912
	2,200	Lexmark International, Inc. *			59,180
	3,300	NCR Corp. *			46,662
					895,345

	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares				Value
		COSMETICS - 1.2%
	3,400	Avon Products, Inc.			$ 81,702
	900	Colgate-Palmolive Co.			61,686
	1,902	Procter & Gamble Co.			117,582
					260,970
		DISTRIBUTION - 1.1%
	600	Genuine Parts Co.			22,716
	1,900	Ingram Micro, Inc. *			25,441
	1,500	Tech Data Corp. *			26,760
	2,200	WW Grainger, Inc.			173,448
					248,365
		DIVERSIFIED FINANCIAL SERVICES - 0.8%
	5,800	Charles Schwab Corp.			93,786
	1,700	Discover Financial Services			16,201
	1,600	Federated Investors, Inc.			27,136
	2,800	Merrill Lynch & Co., Inc.			32,592
					169,715
		ELECTRIC - 2.6%
	3,900	Consolidated Edison, Inc.			151,827
	2,500	Dominion Resources, Inc.			89,600
	3,500	Edison International			112,420
	4,200	Hawaiian Electric Industries, Inc.			92,988
	3,600	Southern Co.			133,200
					580,035
		ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
	6,200	Emerson Electric Co.			226,982

		ELECTRONICS - 0.1%
	400	Mettler Toledo International, Inc. *			26,960

		ENERGY - ALTERNATE SOURCES - 0.1%
	200	First Solar, Inc. *			27,592

		ENGINEERING & CONSTRUCTION - 0.5%
	2,400	Fluor Corp.			107,688

		FOOD - 2.0%
	600	Campbell Soup Co.			18,006
	7,900	Kroger Co.			208,639
	7,900	SYSCO Corp.			181,226
	5,400	Tyson Foods, Inc.			47,304
					455,175
		FOREST PRODUCTS & PAPER - 0.1%
	1,500	MeadWestvaco Corp.			16,785

	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares				Value
		GAS - 0.4%
	4,000	Atmos Energy Corp.			$ 94,800

		HEALTHCARE - PRODUCTS - 2.9%
	1,700	Baxter International, Inc.			91,103
	9,280	Johnson & Johnson			555,222
					646,325
		HEALTHCARE - SERVICES - 0.5%
	3,300	Cigna Corp.			55,605
	1,700	Humana, Inc. *			63,376
					118,981
		HOME BUILDERS - 0.1%
	1,300	Toll Brothers, Inc. *			27,859

		HOUSEHOLD PRODUCTS / WARES - 0.4%
	1,500	Fortune Brands, Inc.			61,920
	1,500	Jarden Corp. *			17,250
					79,170
		INSURANCE - 2.1%
	2,400	Aflac, Inc.			110,016
	600	Allstate Corp.			19,656
	1,700	Arch Capital Group Ltd. *			119,170
	1,200	Chubb Corp.			61,200
	800	Endurance Specialty Holdings			24,424
	600	PartnerRe Ltd.			42,762
	600	Travelers Cos., Inc.			27,120
	3,300	Unum Group			61,380
					465,728
		INTERNET - 0.6%
	800	F5 Networks, Inc. *			18,288
	500	Sohu.com, Inc. *			23,670
	5,000	Symantec Corp. *			67,600
	1,900	Yahoo!, Inc. *			23,180
					132,738
		IRON/STEEL - 0.3%
	2,300	AK Steel Holding Corp.			21,436
	1,000	United States Steel Corp.			37,200
					58,636

	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares				Value
		MACHINERY - DIVERSIFIED - 0.6%
	2,500	AGCO Corp. *			$ 58,975
	2,000	Cummins, Inc.			53,460
	300	Flowserve Corp.			15,450
					127,885
		MEDIA - 1.5%
	8,800	Comcast Corp.			148,544
	2,600	Time Warner, Inc.			26,156
	1,200	Viacom, Inc. *			22,872
	5,700	Walt Disney Co.			129,333
					326,905
		MISCELLANEOUS MANUFACTURING - 1.5%
	4,600	General Electric Co.			74,520
	3,900	Honeywell International, Inc.			128,037
	3,100	Ingersoll-Rand Co. Ltd.			53,785
	1	John Bean Technologies Corp.			8
	5,200	Leggett & Platt, Inc.			78,988
					335,338
		OIL & GAS - 7.6%
	5,800	Chevron Corp.			429,026
	1,000	Cimarex Energy Co.			26,780
	2,600	ConocoPhillips			134,680
	700	Devon Energy Corp.			45,997
	1,300	ENSCO International, Inc.			36,907
	7,640	Exxon Mobil Corp.			609,901
	3,500	Mariner Energy, Inc. *			35,525
	1,200	Murphy Oil Corp.			53,220
	3,600	Noble Corp.			79,416
	2,000	Noble Energy, Inc.			98,440
	900	Pride International, Inc. *			14,382
	1,400	Southwestern Energy Co. *			40,558
	1,900	Tesoro Corp.			25,023
	3,600	Valero Energy Corp.			77,904
					1,707,759
		OIL & GAS SERVICES - 0.4%
	2,100	FMC Technologies, Inc. *			50,043
	2,300	Oil States International, Inc. *			42,987
					93,030
		PACKAGING & CONTAINERS - 0.4%
	3,100	Owens-Illinois, Inc. *			84,723

	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares				Value
		PHARMACEUTICALS - 5.0%
	2,400	Abbott Laboratories			$ 128,088
	4,800	AmerisourceBergen Corp.			171,168
	2,000	Eli Lilly & Co.			80,540
	2,900	Express Scripts, Inc. *			159,442
	3,700	Herbalife Ltd.			80,216
	2,000	Merck & Co., Inc.			60,800
	22,740	Pfizer, Inc.			402,725
	2,100	Schering-Plough Corp.			35,763
					1,118,742
		REITS - 2.0%
	9,700	Annaly Capital Management, Inc.			153,939
	300	Boston Properties, Inc.			16,500
	1,100	Digital Realty Trust, Inc.			36,135
	1,600	HCP, Inc.			44,432
	2,400	Hospitality Properties Trust			35,688
	10,400	HRPT Properties Trust			35,048
	1,700	Mack-Cali Realty Corp.			41,650
	1,200	Nationwide Health Properties, Inc.			34,464
	2,200	Prologis			30,558
	1,000	Weingarten Realty Investors			20,690
					449,104
		RETAIL - 4.1%
	1,800	Big Lots, Inc. *			26,082
	1,100	BJ's Wholesale Club, Inc. *			37,686
	500	Dollar Tree, Inc. *			20,900
	4,400	McDonald's Corp.			273,636
	4,400	Ross Stores, Inc.			130,812
	3,300	TJX Cos., Inc.			67,881
	6,200	Wal-Mart Stores, Inc.			347,572
					904,569
		SEMICONDUCTORS - 1.9%
	3,800	Altera Corp.			63,498
	3,800	Applied Materials, Inc.			38,494
	17,400	Intel Corp.			255,084
	1,200	MEMC Electronic Materials, Inc. *			17,136
	2,800	QLogic Corp. *			37,632
	1,100	Xilinx, Inc.			19,602
					431,446

	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares				Value
		SOFTWARE - 1.7%
	7,400	Activision Blizzard, Inc. *			$ 63,936
	3,200	Adobe Systems, Inc. *			68,128
	6,800	Compuware Corp. *			45,900
	10,940	Microsoft Corp.			212,674
					390,638
		TELECOMMUNICATIONS - 3.5%
	8,222	AT&T, Inc.			234,327
	600	CenturyTel, Inc.			16,398
	4,400	Cisco Systems, Inc. *			71,720
	2,600	Juniper Networks, Inc. *			45,526
	4,200	QUALCOMM, Inc.			150,486
	1,000	Telephone & Data Systems, Inc.			31,750
	5,000	Verizon Communications, Inc.			169,500
	7,300	Windstream Corp.			67,160
					786,867
		TOYS/GAMES/HOBBIES - 0.2%
	1,300	Hasbro, Inc.			37,921

		TRANSPORTATION - 0.9%
	500	CSX Corp.			16,235
	800	Expeditors International of Washington, Inc.			26,616
	1,300	Frontline Ltd.			38,493
	1,600	Norfolk Southern Corp.			75,280
	1,200	Tidewater, Inc.			48,324
					204,948

		TOTAL COMMON STOCKS (Cost $19,975,058)			15,094,267

	Par Value		Coupon Rate (%)	Maturity	Value
		BONDS & NOTES - 30.8%
		AEROSPACE/DEFENSE - 0.4%
	45,000	Lockheed Martin Corp.	7.650	5/1/16	50,344
	25,000	Northrop Grumman Systems Corp.	7.750	2/15/31	30,619
					80,963
		AGRICULTURE - 0.2%
	15,000	Altria Group, Inc.	8.500	11/10/13	15,551
	40,000	Archer-Daniels-Midland Co.	5.450	3/15/18	40,444
					55,995
	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Coupon Rate (%)	Maturity	Value
		BANKS - 1.3%
	55,000	Bank of America Corp.	5.750	12/1/17	$ 55,719
	70,000	Citigroup, Inc.	5.500	4/11/13	67,199
	40,000	Goldman Sachs Group, Inc.	5.950	1/18/18	37,285
	55,000	JPMorgan Chase & Co.	6.000	1/15/18	58,055
	50,000	US Bank NA	4.950	10/30/14	50,641
	20,000	Wachovia Bank NA	5.850	2/1/37	19,591
					288,489
		BEVERAGES - 0.1%
	30,000	Coca-Cola Enterprises	7.375	3/3/2014	32,370

		CHEMICALS - 0.3%
	55,000	EI Du Pont de Nemours & Co.	5.000	1/15/13	56,276

		COMMERCIAL MORTGAGE BACKED SECURITIES - 1.6%
	169,074	Bear Stearns Commercial Mortgage Securities 2003-T10 A1	4.000	3/13/40	158,850
	204,940	Ge Capital Commercial Mortgage Corp. 2002-2A A2	4.970	8/11/36	196,342
					355,193
		COMPUTERS - 0.2%
	35,000	Hewlett Packard Co.	4.500	3/1/13	35,830

		DIVERSIFIED FINANCIAL SERVICES - 0.3%
	27,000	General Electric Capital Corp.	6.750	3/15/32	28,627
	40,000	Merrill Lynch & Co., Inc.	5.450	2/5/13	38,608
					67,235
		ELECTRIC - 0.9%
	45,000	Consolidated Edison Co. of New York, Inc.	5.375	12/15/15	45,487
	60,000	Exelon Generation Co. LLC	6.200	10/1/17	59,258
	50,000	Florida Power & Light Co.	4.850	2/1/13	48,789
	35,000	MidAmerican Energy Co.	5.750	11/1/35	31,031
	20,000	Virginia Electric and Power Co.	8.875	11/15/38	25,700
					210,266
		FOOD - 0.4%
	25,000	Kellogg Co.	7.450	4/1/31	30,636
	30,000	Kraft Foods, Inc.	6.875	1/26/39	30,149
	35,000	Kroger Co.	6.750	4/15/12	35,414
					96,199
		HOUSEHOLD PRODUCTS - 0.2%
	50,000	Kimberly-Clark Corp.	6.125	8/1/17	55,085

	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Coupon Rate (%)	Maturity	Value
		INSURANCE - 0.6%
	50,000	Berkshire Hathaway Finance Corp.	4.850	1/15/15	$ 52,000
	25,000	Chubb Corp.	6.500	5/15/38	23,942
	20,000	Marsh & McLennan Cos., Inc.	5.375	7/15/14	18,172
	55,000	Travelers Cos., Inc.	5.375	6/15/12	50,999
					145,113
		MEDIA - 0.1%
	20,000	Comcast Corp.	5.875	2/15/18	18,787

		MISCELLANEOUS MANUFACTURING - 0.2%
	35,000	Honeywell International, Inc.	4.250	3/1/13	34,695

		PHARMACEUTICALS - 0.7%
	46,000	Abbott Laboratories	5.875	5/15/16	49,077
	30,000	Cardinal Health, Inc.	5.500	6/15/13	29,514
	20,000	GlaxoSmithKline Capital, Inc.	6.375	5/15/38	22,446
	50,000	Wyeth	5.500	3/15/13	50,786
					151,823
		PIPELINES - 0.2%
	55,000	TransCanada Pipelines, Ltd.	4.875	1/15/15	49,874

		RETAIL - 0.5%
	55,000	McDonald's Corp.	4.300	3/1/13	57,128
	20,000	McDonald's Corp.	6.300	10/15/37	22,374
	25,000	Wal-Mart Stores, Inc.	6.500	8/15/37	28,974
					108,476
		TELECOMMUNICATIONS - 0.4%
	55,000	AT&T, Inc.	5.100	9/15/14	54,057
	25,000	Verizon Communications, Inc.	6.400	2/15/38	26,683
					80,740
		TRANSPORTATION - 0.4%
	40,000	Burlington Northern Santa Fe Corp.	5.900	7/1/12	40,408
	21,000	Union Pacific Corp.	6.250	5/1/34	19,849
	20,000	United Parcel Service, Inc.	6.200	1/15/38	23,165
					83,422
		US GOVERNMENT - 2.4%
	405,000	United States Treasury Note	5.250	2/15/29	541,191

		US GOVERNMENT AGENCIES - 1.0%
	200,000	Federal Home Loan Mortgage Corp.	4.875	6/13/18	229,860

	See accompanying notes to these financial statements.

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares		Coupon Rate (%)	Maturity	Value
		US GOVERNMENT AGENCIES - MORTGAGE BACKED - 18.4%
	167,908	Federal Home Loan Mortgage Corp. - REMIC R001 AE	4.375	4/15/15	$ 169,679
	133,085	Federal Home Loan Mortgage Corp. - REMIC R001 AC	5.875	5/15/16	136,900
	55,017	Federal Home Loan Mortgage Corp. - REMIC 3114 KA	5.000	12/15/23	55,812
	164,769	Federal Home Loan Mortgage Corp.	5.000	12/1/20	169,017
	96,468	Federal Home Loan Mortgage Corp.	5.500	9/1/36	98,895
	261,920	Federal National Mortgage Association	4.000	5/1/14 - 2/1/22	265,689
	542,818	Federal National Mortgage Association	4.500	11/1/19 - 9/1/35	553,407
	514,726	Federal National Mortgage Association	5.000	10/1/35 - 2/1/36	526,378
	915,580	Federal National Mortgage Association	5.500	6/1/22 - 2/1/37	939,890
	749,483	Federal National Mortgage Association	6.000	3/1/37 - 5/1/38	772,571
	395,983	Federal National Mortgage Association	6.500	3/1/37	411,822
	2,399	Federal National Mortgage Association	7.000	6/1/29	2,509
					4,102,569

		TOTAL NOTES & BONDS (Cost $6,687,135)			6,880,451

		SHORT-TERM INVESTMENTS - 1.4%
	306,806	Janus Institutional Money Market 1.00% (Cost $306,806) (a)			306,806

		TOTAL INVESTMENTS - 99.8% (Cost $26,968,999) (b)			$ 22,281,524
		OTHER ASSETS LESS LIABILITIES - 0.2%			50,325
		NET ASSETS - 100.0%			$ 22,331,849

(a)	Variable rate security; the money market rate shown represents the rate at December 31, 2008.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $27,172,213 and differs from market value by
	net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation			$ 484,622
		Unrealized depreciation			(5,375,311)
		Net unrealized depreciation			$ (4,890,689)
*	Non-income producing security.

	See accompanying notes to these financial statements.

JNF Loomis Sayles Bond Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2008
	Par Value			Coupon Rate (%)	Maturity	Value
			BONDS & NOTES - 77.1%
			APPAREL - 0.1%
	65,000		Jones Apparel Group, Inc. (a)	6.125	11/15/34	$ 26,000

			AUTO MANUFACTURERS - 0.5%
	355,000		Ford Motor Co.	6.625	10/1/28	79,875
	100,000		Ford Motor Co.	7.450	7/16/31	28,500
						108,375
			AUTO PARTS & EQUIPMENT - 0.5%
	225,000		Goodyear Tire & Rubber Co.	7.000	3/15/28	113,625

			AUTOMOBILE ABS - 0.4%
	110,000		Merrill Auto Trust Securitization	6.750	4/15/15	91,710

			BANKS - 2.9%
	250,000		Citigroup, Inc.	5.000	9/15/14	220,159
	35,000		Goldman Sachs	5.150	1/15/14	31,556
	70,000		Goldman Sachs	5.000	10/1/14	62,661
	6,500,000	(b)	Kreditanstalt fuer Wiederaufbau (a) ISK	10.750	2/1/10	52,744
	50,000		Morgan Stanley	6.750	4/15/11	50,729
	75,000		Morgan Stanley	4.750	4/1/14	68,141
	100,000		Morgan Stanley	5.375	10/15/15	91,016
	100,000		Morgan Stanley	5.550	4/27/17	82,709
	30,000		Wachovia Bank NA	6.600	1/15/38	32,657
	6,000		Wachovia Corp.	5.500	8/1/35	5,413
						697,785
			BEVERAGES - 0.5%
	35,000		Anheuser-Busch Cos., Inc.	6.450	9/1/37	31,616
	110,000		SABMiller PLC (c)	6.500	7/15/18	99,516
						131,132
			BIOTECHNOLOGY - 0.1%
	85,000		Human Genome Sciences, Inc.	2.250	8/15/12	23,588

			BUILDING MATERIALS - 1.7%
	280,000		Masco Corp.	4.800	6/15/15	189,518
	45,000		Masco Corp.	5.850	3/15/17	29,150
	15,000		Owens Corning, Inc.	6.500	12/1/16	10,878
	50,000		Owens Corning, Inc.	7.000	12/1/36	32,862
	250,000		USG Corp.	6.300	11/15/16	154,375
						416,783

	See accompanying notes to these financial statements.

JNF Loomis Sayles Bond Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Par Value			Coupon Rate (%)	Maturity	Value
			CHEMICALS - 0.3%
	55,000		Hercules, Inc. (a)	6.500	6/30/29	$ 29,150
	115,000		Hexion Specialty Chemicals, Inc. (a)	7.875	2/15/23	14,375
	50,000		Methanex Corp.	6.000	8/15/15	32,853
						76,378
			COMMERCIAL MORTGAGE BACKED SECURITIES - 1.1%
	80,000		Credit Suisse Mortgage Capital Certificates 2007-C3 A4 (d)	5.723	6/15/39	51,038
	170,000		Credit Suisse Mortgage Capital Certificates 2007-C5 A4 (d)	5.695	7/15/17	112,993
	50,000		Credit Suisse Mortgage Capital Certificates 2007-C1 A3 (d)	6.218	9/15/17	38,814
	25,000		JP Morgan Chase Commercial Mortgage Securities Corp.
			2007-CB19 A4 (d)	5.747	2/12/49	18,447
	75,000		LB-UBS Commercial Mortgage Trust 2007-C7 A3 (d)	5.866	9/15/45	53,306
						274,598
			COMMERCIAL SERVICES - 3.2%
	150,000		ARAMARK Corp.	5.000	6/1/12	117,750
	300,000		DP World Ltd. (c)	6.850	7/2/37	155,111
	160,000		Equifax, Inc.	7.000	7/1/37	100,331
	20,000		Erac USA Finance Co. (a,c)	6.700	6/1/34	10,007
	30,000		Erac USA Finance Co. (a,c)	6.375	10/15/17	20,852
	275,000		Erac USA Finance Co. (a,c)	7.000	10/15/37	151,764
	300,000		Western Union Co.	6.200	11/17/36	233,121
						788,936
			COMPUTERS - 1.7%
	220,000		Affiliated Computer Services, Inc.	5.200	6/1/15	159,500
	255,000		Lexmark International, Inc. (a)	6.650	6/1/18	226,761
	20,000		Maxtor Corp. (a)	5.750	3/1/12	15,000
						401,261
			CREDIT CARD ABS - 0.3%
	100,000		American Express Credit Account Master Trust 2006-2C (c)	5.650	1/15/14	80,000

			DIVERSIFIED FINANCIAL SERVICES - 12.4%
	250,000		American General Finance Corp.	6.900	12/15/17	108,328
	250,000		CIT Group, Inc.	4.250	2/1/10	229,251
	25,000		CIT Group, Inc.	4.750	12/15/10	22,016
	2,000		CIT Group, Inc.	5.400	2/13/12	1,615
	11,000		CIT Group, Inc.	5.000	2/13/14	8,003
	7,000		CIT Group, Inc.	5.125	9/30/14	5,002
	50,000		CIT Group, Inc.	5.000	2/1/15	35,243
	7,000		CIT Group, Inc.	5.400	1/30/16	4,881
	2,000		CIT Group, Inc.	5.850	9/15/16	1,410
	4,000		CIT Group, Inc.	5.650	2/13/17	2,786
	146,000		CIT Group, Inc. (a,c)	12.000	12/18/18	112,420

	See accompanying notes to these financial statements.

JNF Loomis Sayles Bond Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Par Value			Coupon Rate (%)	Maturity	Value
			DIVERSIFIED FINANCIAL SERVICES (continued) - 12.4%
	20,000		CIT Group, Inc.	5.800	10/01/36	$ 13,231
	400,000		Ford Motor Credit Co. LLC	7.000	10/1/13	276,624
	105,000	(b)	General Electric Capital Australia Funding Pty Ltd. AUD	8.000	2/13/12	70,252
	200,000	(b)	General Electric Capital Corp. SGD	3.485	3/8/12	125,838
	200,000	(b)	General Electric Capital Corp. SGD	2.960	5/18/12	122,859
	155,000	(b)	General Electric Capital Corp. (a) NZD	7.625	12/10/14	87,231
	45,000	(b)	General Electric Capital Corp. (a) NZD	6.500	9/28/15	23,442
	25,000	(b)	General Electric Capital Corp. (a) NZD	6.750	9/26/16	13,059
	100,000	(b)	GMAC LLC (a) EUR	5.750	9/27/10	116,069
	94,000		GMAC LLC (c)	6.000	12/15/11	76,089
	44,000		GMAC LLC (c)	6.625	5/15/12	34,267
	122,000		GMAC LLC (c)	6.750	12/1/14	83,909
	36,000		GMAC LLC (c)	8.000	11/1/31	21,437
	265,000		Harley-Davidson Funding Corp. (c)	6.800	6/15/18	143,204
	35,000		International Lease Finance Corp.	4.750	1/13/12	24,490
	20,000		International Lease Finance Corp.	5.250	1/10/13	13,582
	80,000		KAR Holdings, Inc.	10.000	5/1/15	26,800
	240,000		Lehman Brothers Holdings, Inc. (e)	6.875	7/17/37	24
	125,000		Lehman Brothers Holdings, Inc. (e)	6.000	5/3/32	13
	550,000		Merrill Lynch & Co, Inc.	6.110	1/29/37	495,968
	100,000		Petroplus Finance Ltd. (c)	6.750	5/1/14	64,000

	25,000	(b)	SLM Corp. NZD	6.500	6/15/10	12,836
	30,000		SLM Corp.	5.375	1/15/13	22,012
	300,000		SLM Corp.	5.000	10/1/13	214,866
	120,000		SLM Corp.	5.375	5/15/14	81,071
	385,000		SLM Corp.	8.450	6/15/18	304,842
						2,998,970
			ELECTRIC - 3.0%
	245,000		AES Corp. (c)	8.000	6/1/20	191,100
	255,000		Columbus Southern Power Co.	6.050	5/1/18	247,476
	300,000		Energy Future Holdings Corp.	5.550	11/15/14	141,668
	250,000		Nisource Finance Corp.	6.800	1/15/19	157,433
						737,677
			ELECTRONICS - 0.9%
	250,000		Avnet, Inc. (a)	6.625	9/15/16	206,441

			FOOD - 1.3%
	245,000		Kraft Foods, Inc.	6.125	8/23/18	241,973
	80,000		Kraft Foods, Inc.	6.500	11/1/31	77,004
						318,977

	See accompanying notes to these financial statements.

JNF Loomis Sayles Bond Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Par Value			Coupon Rate (%)	Maturity	Value
			FOREIGN GOVERNMENT - 8.7%
	250,000	(b)	Brazilian Government International Bond BRL	10.250	1/10/28	$ 97,095
	595,000	(b)	Canadian Government Bond CAD	5.250	6/1/12	541,607
	380,000	(b)	Canadian Government Bond CAD	3.750	6/1/12	330,595
	17,500	(b)	Mexican Bonos MXN	7.250	12/15/16	121,098
	29,000	(b)	Mexican Bonos MXN	8.000	12/7/23	204,928
	150,000	(b)	New South Wales Treasury Corp. AUD	7.000	12/1/10	110,305
	580,000	(b)	New South Wales Treasury Corp. AUD	5.500	3/1/17	422,109
	460,000	(b)	Province of Quebec Canada NZD	6.750	11/9/15	284,429
						2,112,166
			FOREST PRODUCTS & PAPER - 2.7%
	90,000		Georgia-Pacific LLC	7.250	6/1/28	55,350
	260,000		Georgia-Pacific LLC	7.750	11/15/29	165,100
	55,000		Georgia-Pacific LLC	8.875	5/15/31	38,225
	20,000		International Paper Co.	5.500	1/15/14	14,968
	210,000		International Paper Co.	7.950	6/15/18	166,229
	35,000		Westvaco Corp.	8.200	1/15/30	26,694
	45,000		Westvaco Corp.	7.950	2/15/31	31,070
	245,000		Weyerhaeuser Co.	6.875	12/15/33	163,078
						660,714
			HEALTHCARE PRODUCTS - 0.1%
	45,000		Boston Scientific Corp.	7.000	11/15/35	33,525

			HEALTHCARE SERVICES - 3.2%
	100,000		HCA, Inc.	5.750	3/15/14	61,000
	295,000		HCA, Inc.	7.190	11/15/15	164,870
	15,000		HCA, Inc.	7.500	12/15/23	7,120
	175,000		HCA, Inc. (a)	8.360	4/15/24	80,500
	195,000		HCA, Inc. (a)	7.690	6/15/25	85,800
	100,000		HCA, Inc.	7.580	9/15/25	46,694
	40,000		HCA, Inc.	7.750	7/15/36	17,936
	180,000		Tenet Healthcare Corp. (a)	6.875	11/15/31	88,200
	265,000		UnitedHealth Group, Inc.	5.800	3/15/36	202,494
	15,000		UnitedHealth Group, Inc.	6.625	11/15/37	12,681
						767,295

	See accompanying notes to these financial statements.

JNF Loomis Sayles Bond Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Par Value			Coupon Rate (%)	Maturity	Value
			HOME BUILDERS - 2.1%
	35,000		Centex Corp.	5.250	6/15/15	$ 21,875
	305,000		DR Horton, Inc.	6.500	4/15/16	193,675
	25,000		K Hovnanian Enterprises, Inc.	6.375	12/15/14	6,875
	100,000		K Hovnanian Enterprises, Inc.	6.250	1/15/15	26,500
	80,000		KB Home	5.750	2/1/14	50,800
	45,000		KB Home	5.875	1/15/15	27,225
	150,000		KB Home	6.250	6/15/15	92,250
	45,000		Lennar Corp.	5.500	9/1/14	28,575
	90,000		Lennar Corp.	5.600	5/31/15	55,350
	30,000		Lennar Corp.	6.500	4/15/16	18,450
						521,575
			INSURANCE - 1.2%
	350,000		White Mountains Re Group Ltd. (c)	6.375	3/20/17	289,872

			IRON/STEEL - 0.7%
	335,000		United States Steel Corp.	6.650	6/1/37	171,298

			MACHINERY - DIVERSIFIED - 0.5%
	150,000		Cummins, Inc.	7.175	3/1/28	116,911

			MEDIA - 4.5%
	5,000		Clear Channel Communications, Inc.	5.500	9/15/14	625
	140,000		Clear Channel Communications, Inc.	5.500	12/15/16	16,800
	65,000		Clear Channel Communications, Inc.	6.875	6/15/18	8,125
	570,000		Comcast Corp.	5.650	6/15/35	508,382
	140,000		CSC Holdings, Inc.	7.875	2/15/18	110,600
	35,000		CSC Holdings, Inc.	7.625	7/15/18	27,475
	35,000		RH Donnelley Corp.	6.875	1/15/13	4,900
	20,000		RH Donnelley Corp.	6.875	1/15/13	2,800
	30,000		RH Donnelley Corp.	6.875	1/15/13	4,200
	80,000		RH Donnelley Corp.	8.875	1/15/16	12,400
	270,000		Time Warner, Cable Inc.	5.850	5/1/17	247,054
	160,000		Time Warner, Inc.	6.500	11/15/36	145,494
						1,088,855
			MINING - 1.1%
	280,000		Barrick Gold Finance Co.	5.800	11/15/34	203,338
	65,000		Newmont Mining Corp. (a)	5.875	4/1/35	45,634
	30,000		Teck Cominco Ltd.	6.125	10/1/35	12,306
						261,278

	See accompanying notes to these financial statements.

JNF Loomis Sayles Bond Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Par Value			Coupon Rate (%)	Maturity	Value
			MULTI-NATIONAL - 1.6%
	7,340,000,000	(b)	Inter-American Development Bank (a) IDR	0.000	5/20/13	$ 374,003

			OFFICE/BUSINESS EQUIPMENT - 1.8%
	565,000		Xerox Corp.	6.350	5/15/18	442,607

			OIL & GAS - 1.8%
	50,000		Chesapeake Energy Corp.	6.250	1/15/17	42,744
	50,000		Newfield Exploration Co.	7.125	5/15/18	39,750
	160,000		PetroHawk Energy Corp. (c)	7.875	6/1/15	119,200
	100,000		Pioneer Natural Resources Co.	7.200	1/15/28	63,427
	60,000		Pioneer Natural Resources Co.	5.875	7/15/16	41,927
	50,000		Pioneer Natural Resources Co.	6.875	5/1/18	35,220
	140,000		Talisman Energy, Inc.	5.850	2/1/37	97,652
	10,000		Talisman Energy, Inc.	6.250	2/1/38	7,281
						447,201
			PHARMACEUTICALS - 0.6%
	235,000		Elan Finance PLC	7.750	11/15/11	139,825
	5,000		Elan Finance PLC	8.875	12/1/13	2,625
						142,450
			PIPELINES - 2.1%
	130,000		Dynegy Holdings, Inc.	7.750	6/1/19	90,350
	400,000		Kinder Morgan Energy Partners LP	5.800	3/15/35	279,244
	30,000		Panhandle Eastern Pipeline Co.	6.200	11/1/17	23,086
	150,000		Panhandle Eastern Pipeline Co.	7.000	6/15/18	119,968
						512,648
			REAL ESTATE - 0.1%
	50,000		Duke Realty LP	6.250	5/15/13	34,448

			REITS - 0.3%
	5,000		Camden Property Trust (a)	5.700	5/15/17	3,250
	30,000		iStar Financial, Inc.	5.150	3/1/12	9,455
	155,000		iStar Financial, Inc.	5.950	10/15/13	48,863
						61,568
			RETAIL - 3.6%
	325,000		Home Depot, Inc.	5.875	12/16/36	255,594
	60,000		JC Penney Corp., Inc.	6.375	10/15/36	36,403
	235,000		JC Penney Corp., Inc.	7.625	3/1/97	155,428
	250,000		Macys Retail Holdings, Inc.	6.375	3/15/37	141,087
	300,000		New Albertsons, Inc.	6.625	6/1/28	160,500
	300,000		Toys R US, Inc.	7.375	10/15/18	109,500
	10,000		Yum! Brands, Inc.	6.875	11/15/37	7,946
						866,458
JNF Loomis Sayles Bond Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Par Value			Coupon Rate (%)	Maturity	Value
			SEMICONDUCTORS - 0.6%
	160,000		Freescale Semiconductor, Inc.	10.125	12/15/16	$ 66,400
	85,000		Kulicke & Soffa Industries, Inc.	0.875	6/1/12	38,781
	50,000		National Semiconductor Corp. (a)	6.600	6/15/17	35,438
						140,619
			TELECOMMUNICATIONS - 8.8%
	60,000		Alltel Corp.	7.000	7/1/12	60,000
	1,000,000	(b)	America Movil SAB de CV MXN	9.000	1/15/16	73,027
	400,000		AT&T Corp.	6.500	3/15/29	388,497
	100,000	(b)	Bell Canada (c) CAD	5.000	2/15/17	68,834
	60,000	(b)	Bell Canada (c) CAD	6.100	3/16/35	37,497
	145,000		Embarq Corp.	7.995	6/1/36	98,079
	50,000		Frontier Communications Corp.	7.125	3/15/19	33,750
	200,000		Frontier Communications Corp.	7.875	1/15/27	117,000
	200,000		Level 3 Financing, Inc.	8.750	2/15/17	102,000
	105,000		Motorola, Inc.	6.500	9/1/25	52,063
	170,000		Motorola, Inc.	6.500	11/15/28	75,230
	85,000		Motorola, Inc.	6.625	11/15/37	40,023
	30,000		Nextel Communications, Inc.	6.875	10/31/13	12,756
	440,000		Nextel Communications, Inc.	5.950	3/15/14	184,967
	210,000		Nextel Communications, Inc.	7.375	8/1/15	88,240
	15,000		Nortel Networks Capital Corp. (a,e)	7.875	6/15/26	900
	35,000		Nortel Networks Ltd. (a,e)	6.875	9/1/23	2,100
	5,000		Qwest Capital Funding, Inc.	6.500	11/15/18	3,300
	5,000		Qwest Corp.	6.500	6/1/17	3,725
	5,000		Qwest Corp.	7.500	6/15/23	3,525
	205,000		Qwest Corp.	6.875	9/15/33	123,000
	400,000		Qwest Corp.	7.250	10/15/35	252,000
	255,000		Telecom Italia Capital SA	4.950	9/30/14	194,347
	115,000		Verizon New England, Inc.	4.750	10/1/13	102,060
	30,000		Verizon New England, Inc.	7.875	11/15/29	26,431
						2,143,351
			TRANSPORTATION - 0.1%
	15,000		Canadian Pacific Railway Co.	5.750	3/15/33	10,399
	30,000		Canadian Pacific Railway Co.	5.950	5/15/37	21,214
						31,613

			TOTAL NOTES & BONDS (Cost $24,625,827)			18,712,691

	See accompanying notes to these financial statements.

JNF Loomis Sayles Bond Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Par Value			Rate (%)		Value
			CONVERTIBLE BONDS - 0.7%
			TELECOMMUNICATIONS - 0.7%
	45,000		Level 3 Communications, Inc.	2.875	7/15/10	27,956
	185,000		Level 3 Communications, Inc.	3.500	6/15/12	66,138
	100,000		NII Holdings, Inc.	3.125	6/15/12	61,125
	145,000		Nortel Networks Corp. (e)	2.125	4/15/14	21,025
			TOTAL CONVERTIBLE BONDS (Cost $370,387)			176,244

	Shares			Rate (%)		Value
			PREFERRED STOCKS - 1.0%
			AUTO MANUFACTURERS - 0.0%
	1,930		General Motors Corp., Ser. C, Cum. Conv.	6.250		6,634

			BANKS - 0.5%
	2,500		Bank of America Corp.	6.375		37,325
	135		Bank of America Corp. Ser. L Conv.	7.250		87,952
						125,277
			DIVERSIFIED FINANCIAL - 0.2%
	68		Preferred Blocker, Inc.	9.000		17,000
	150		Lehman Brothers Holdings, Inc., Ser. C, Cum. Conv. (f)(g)	5.940		-
	150		Lehman Brothers Holdings, Inc., Ser. D, Cum. Conv. (f)(g)	5.670		1
	675		Lehman Brothers Holdings, Inc., Ser. F, Cum. Conv. (f)(g)	6.500		1
	690		Lehman Brothers Holdings, Inc., Ser. J, Conv. (f)(g)	7.950		1
	75		Lehman Brothers Holdings, Inc., Ser. M, Conv. (f)(g)	6.000		-
	60		Lehman Brothers Holdings, Inc., Ser. P, Conv. (f)(g)	7.250		30
	2,725		SLM Corp., Conv.	6.000		28,340
						45,373
			HOUSEWARES - 0.1%
	1,000		Newell Financial Trust I, Cum Conv. (a)	5.250		25,000

			TELECOMMUNICATIONS - 0.1%
	120		Lucent Technologies Capital Trust I, Cum. Conv. (a)	7.750		36,839

			US GOVERNMENT AGENCY - 0.1%
	150		Federal Home Loan Mortgage Corp. Ser. F (f)	5.000		81
	400		Federal Home Loan Mortgage Corp. Ser. K (f)	5.790		296
	150		Federal Home Loan Mortgage Corp. Ser. O (f)	5.810		82
	200		Federal Home Loan Mortgage Corp. Ser. P (f)	6.000		130
	250		Federal Home Loan Mortgage Corp. Ser. R (f)	5.700		137
	150		Federal Home Loan Mortgage Corp. Ser. T (f)	6.420		90
	350		Federal Home Loan Mortgage Corp. Ser. U (f)	5.900		109

	See accompanying notes to these financial statements.

JNF Loomis Sayles Bond Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008
	Shares			Rate (%)		Value
			US GOVERNMENT AGENCY (continued) - 0.1%
	2,350		Federal Home Loan Mortgage Corp. Ser. V (f)	5.570		$ 717
	700		Federal Home Loan Mortgage Corp. Ser. W (f)	5.660		350
	925		Federal Home Loan Mortgage Corp. Ser. Y (f)	6.550		268
	3,400		Federal Home Loan Mortgage Corp. Ser. Z (f)	0.000		1,326
	100		Federal National Mortgage Association Ser. H (f)	5.810		121
	250		Federal National Mortgage Association Ser. I (f)	5.375		275
	150		Federal National Mortgage Association Ser. L (f)	5.125		150
	300		Federal National Mortgage Association Ser. M (f)	4.750		300
	150		Federal National Mortgage Association Ser. Q (f)	6.750		98
	4,750		Federal National Mortgage Association Ser. S (f)	8.250		3,943
	7,100		Federal National Mortgage Association Ser. T (f)	8.250		5,396
						13,869

			TOTAL PREFERRED STOCKS (Cost $892,646)			252,992

			SHORT-TERM INVESTMENTS - 19.8%
	4,797,456		Janus Institutional Money Market 1.00% (Cost $4,797,456) (h)			4,797,456

			TOTAL INVESTMENTS - 98.6% (Cost $30,686,316) (i)			$ 23,939,383
			OTHER ASSETS LESS LIABILITIES - 1.4%			339,251
			NET ASSETS - 100.0%			$ 24,278,634

(a)	The value of this security has been determined in good faith under the policies of the Board of Trustees.
(b)	Principal amount stated in Foreign Currency
	BRL - Brazilian Real IDR - Indonesian Rupiah ISK-Icelandic Krona EUR - Euro AUD - Australian Dollar
	SGD - Singapore Dollar NZD - New Zealand Dollar MXN - Mexican Peso CAD - Canadian Dollar
(c)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration
	to qualified institutional buyers. At December 31, 2008, these securities amounted to 1,759,079 or 7.2% of net assets.
(d)	Variable rate security
(e)	Bond in default - non inome producing.
(f)	These securities have discontinued dividend payments.
(g)	Security in default - issuer has filed for Chapter 11 Bankruptcy.
(h)	Variable rate security; the money market rate shown represents the rate at December 31, 2008.
(i)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $30,686,316 and differs from market value by
	net unrealized appreciation (depreciation) of securities as follows:
			Unrealized appreciation			$ 161,418
			Unrealized depreciation			(6,917,703)
			Net unrealized depreciation			$ (6,756,285)

See accompanying notes to these financial statements.

JNF Money Market Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2008
	Par Value			Coupon Rate (%)	Maturity	Value
			COMMERCIAL PAPER - 63.9%
	8,000,000	*	Amstel Funding Corp.	2.000%	1/13/2009	$ 7,994,660
	7,800,000	*	Cancara Asset Securitization	2.050%	1/14/2009	7,794,212
	1,800,000	*	Chariot Funding, LLC	1.400%	1/9/2009	1,799,439
	7,500,000	*	Enterprise Fdg	1.450%	1/6/2009	7,498,487
	7,800,000	*	Eureka Securitization, Inc.	2.500%	1/15/2009	7,792,394
	4,500,000	*	Gemini Securitization Corp.	1.300%	1/12/2009	4,498,211
	7,200,000	*	Grampian Funding Ltd.	2.680%	1/5/2009	7,197,847
	5,800,000		HSBC Finance Corp.	2.000%	1/13/2009	5,796,123
	6,800,000		ING (US) Funding, LLC	1.700%	1/7/2009	6,798,071
	2,400,000	*	Metlife Short Term Funding	0.610%	1/22/2009	2,399,146
	8,000,000	*	Mont Blanc Capital Corp.	1.350%	1/7/2009	7,998,198
	700,000	*	Surrey Funding Corp.	2.500%	1/5/2009	699,805
	8,000,000	*	Tempo Finance Ltd. Corp.	1.850%	1/7/2009	7,997,530
	7,800,000	*	Thames Asset Global Sec.	2.000%	1/8/2009	7,796,958
	8,000,000		Toyota Motor Credit Corp.	1.950%	2/5/2009	7,984,814

			TOTAL COMMERCIAL PAPER (Cost $92,045,895)			92,045,895

			CORPORATE NOTES - 27.4%
	5,633,000	+	Benjamin Rose Istitute	2.45%	12/31/2008	5,633,000
	6,245,000	+	Connecticut Water Co.	2.00%	1/6/2009	6,245,000
	4,743,000	+	GMS Associates III	1.80%	1/6/2009	4,743,000
	3,660,000	+	Habasit Holding America, Inc.	2.25%	1/6/2009	3,660,000
	5,450,000	+	JPV Capital LLC	1.64%	12/31/2008	5,450,000
	6,100,000	*,+	M3 Realty LLC	5.00%	12/31/2008	6,100,000
	7,200,000	*,+	St. Jean Industries, Inc.	5.00%	12/31/2008	7,200,000
	404,500	+	Sprenger Enterprises, Inc.	2.47%	12/31/2008	404,500

			TOTAL CORPORATE NOTES (Cost $39,435,500)			39,435,500

			MUNICIPAL BONDS - 9.4%
	6,800,000	+	New York City Housing Development Corp., Multi-Family
			Rental Housing Revenue Bonds, Ser. B	1.75%	1/6/2009	6,800,000
	6,700,000	+	Sheridan Redevelopment Agency, South Santa Fe
			Drive Corridor Redevelopment Project Revenue
			Bonds, Ser. 2007A-2	2.15%	12/31/2008	6,700,000

			TOTAL MUNICIPAL BONDS (Cost $13,500,000)			13,500,000

	See accompanying notes to these financial statements.

JNF Money Market Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008

			TOTAL INVESTMENTS - 100.7% (Cost $144,981,395)(a)			$ 144,981,395
			LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7%)			(981,387)
			NET ASSETS - 100.0%			$ 144,000,008

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.
*	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration
	to qualified institutional buyers. At December 31, 2008, these securities amounted to 84,766,887 or 58.9% of net assets.
+	Variable rate security - interest rate subject to periodic change.
	FSA Insured by Financial Security Assurance, Inc.

	See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008
			JNF Loomis	JNF Money
	JNF Equity	JNF Balanced	Sayles Bond	Market
	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at cost	$ 84,664,974	$ 26,968,999	$ 30,686,316	$ 144,981,395
Investments in securities, at value	$ 63,948,566	$ 22,281,524	$ 23,939,383	$ 144,981,395
Cash	-	-	37,726	-
Foreign currency at value (cost $16,834)	-	-	16,877	-
Dividends and interest receivable	126,336	85,911	367,067	138,585
Receivable for securities sold	58,754	30,042	-	-
Receivable for fund shares sold	-	4,495	77,924	-
Due from investment advisor	-	-	-	1,106
Prepaid expenses and other assets	3,271	908	903	22,832
TOTAL ASSETS	64,136,927	22,402,880	24,439,880	145,143,918

LIABILITIES
Payable for fund shares redeemed	202,234	-	-	1,040,458
Payable for securities purchased	53,555	31,798	-	-
Investment advisory fees payable	44,613	1,292	1,257	-
Distribution (12b-1) fees payable	13,845	4,910	4,955	-
Fees payable to other affiliates	12,006	4,271	5,434	24,892
Dividends payable	-	-	120,567	-
Shareholder servicing fees	-	-	-	40,369
Unrealized depreciation on forward currency
exchange contracts	-	-	6,381	-
Overdraft due to Custodian	-	-	-	2,890
Accrued expenses and other liabilities	50,279	28,760	22,652	35,301
TOTAL LIABILITIES	376,532	71,031	161,246	1,143,910

NET ASSETS	$ 63,760,395	$ 22,331,849	$ 24,278,634	$ 144,000,008

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	130,176,139	31,340,457	31,508,897	144,000,008
Undistributed net investment income	668,774	3,576	9,952	-
Accumulated net realized loss on investments and
foreign currency transactions	(46,368,110)	(4,324,709)	(477,549)	-
Net unrealized depreciation on investments	(20,716,408)	(4,687,475)	(6,762,666)	-
NET ASSETS	$ 63,760,395	$ 22,331,849	$ 24,278,634	$ 144,000,008

Shares of Beneficial Interest Outstanding	5,182,202	1,928,630	3,305,323	144,000,008
Net Asset Value/Offering & Redemption Price per share	$ 12.30	$ 11.58	$ 7.35	$ 1.00

	$ -	$ -	$ -	$ -

	12.30	11.58	7.35	1.00

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF OPERATIONS
For the Period Ended December 31, 2008

			JNF Loomis	JNF Money
	JNF Equity	JNF Balanced	Sayles Bond	Market
	Portfolio	Portfolio	Portfolio (a)	Portfolio (b)
INVESTMENT INCOME:
Dividends (net of $2,635 for foreign tax withheld on
Equity Portfolio)	$ 1,756,144	$ 402,934	$ 27,949	$ -
Interest	23,925	519,672	1,186,740	2,925,577
TOTAL INVESTMENT INCOME	1,780,069	922,606	1,214,689	2,925,577

EXPENSES:
Investment advisory fees	658,094	188,484	103,139	145,909
Distribution (12b-1) fees	253,113	72,494	39,669	-
Shareholder servicing fees	-	-	-	291,818
Administration service fees	161,506	54,613	39,866	146,304
Professional fees	44,202	15,727	10,382	38,586
Custodian fees	23,116	18,831	12,964	10,911
Trustees' fees and expenses	18,553	15,019	7,003	7,004
Compliance officers fees	14,368	3,893	2,595	9,091
Printing and postage expense	31	582	1,319	3,167
Insurance expenses	4,857	1,875	392	2,182
Treasury insurance expense	-	-	-	15,484
Other expenses	-	-	360	460
TOTAL EXPENSES	1,177,840	371,518	217,689	670,916
Less: Fees waived/expenses reimbursed by the Advisor	(66,624)	(52,997)	(43,058)	(165,525)
NET EXPENSES	1,111,216	318,521	174,631	505,391

NET INVESTMENT INCOME	668,853	604,085	1,040,058	2,420,186

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on transactions from:
Investment transactions	(32,928,174)	(3,058,692)	(460,396)	-
Foreign currency transactions	-	-	(17,156)	-
Net realized loss	(32,928,174)	(3,058,692)	(477,552)	-

(a)	The JNF Loomis Sayles Bond Portfolio commenced operations on May 1, 2008.
(b)	The JNF Money Market Portfolio commenced operations on April 7, 2008.

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF OPERATIONS (Continued)
For the Period Ended December 31, 2008

			JNF Loomis	JNF Money
	JNF Equity	JNF Balanced	Sayles Bond	Market
	Portfolio	Portfolio	Portfolio (a)	Portfolio (b)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(18,670,796)	(4,951,598)	(6,746,933)	-
Foreign currency transactions	-	-	(15,733)	-
Net change in unrealized (depreciation)	(18,670,796)	(4,951,598)	(6,762,666)	-

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS	(51,598,970)	(8,010,290)	(7,240,218)	-

NET INCREASE / (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ (50,930,117)	$ (7,406,205)	$ (6,200,160)	$ 2,420,186

(a)	The JNF Loomis Sayles Bond Portfolio commenced operations on May 1, 2008.
(b)	The JNF Money Market Portfolio commenced operations on April 7, 2008.

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS

	JNF Equity Portfolio			JNF Balanced Portfolio
	Year Ended	Period Ended		Year Ended	Period Ended
	December 31,	December 31,		December 31,	December 31,
	2008	2007 (a)		2008	2007 (a)
FROM OPERATIONS
Net investment income	$ 668,853	$ 154,152		$ 604,085	$ 443,804
Net realized loss on investments	(32,928,174)	(13,439,936)		(3,058,692)	(1,282,419)
Net change in unrealized appreciation (depreciation)
on investments	(18,670,796)	(2,045,612)		(4,951,598)	264,123
Net Decrease in Net Assets Resulting From Operations	(50,930,117)	(15,331,396)		(7,406,205)	(574,492)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income:	(154,231)	-		(590,432)	(437,479)
Total Dividends and Distributions
to Shareholders	(154,231)	-		(590,432)	(437,479)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	631,108	173,623,005	(b)	516,914	42,359,428	(b)
Reinvestment of dividends and distributions	154,231	-		590,432	437,479
Cost of shares redeemed	(21,313,297)	(22,918,908)		(6,506,086)	(6,057,710)
Net Increase/(Decrease) in Net Assets From Share
Transactions of Beneficial Interest	(20,527,958)	150,704,097		(5,398,740)	36,739,197

TOTAL INCREASE / DECREASE IN NET ASSETS	(71,612,306)	135,372,701		(13,395,377)	35,727,226

NET ASSETS
Beginning of period	135,372,701	-		35,727,226	-
End of period*	$ 63,760,395	$ 135,372,701		$ 22,331,849	$ 35,727,226
* Includes undistributed net investment income of	$ 668,774	$ 154,152		$ 3,576	$ 629

SHARES ACTIVITY
Shares Sold	32,514	7,310,797		36,844	2,679,250
Shares Reinvested	8,062	-		44,139	28,020
Shares Redeemed	(1,165,797)	(1,003,375)		(472,878)	(386,745)
Net Increase/(Decrease) in shares of beneficial
interest outstanding	(1,125,221)	6,307,423		(391,895)	2,320,525

(a)	The JNF Equity and JNF Balanced Portfolios commenced operations on May 1, 2007.
(b)	Includes capital issued in initial in-kind contributions of $173,331,199 and $41,854,872 for the JNF Equity and JNF Balanced Portfolios, respectively.

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS (continued)
For the Period Ended December 31, 2008

	JNF Loomis	JNF Money
	Sayles Bond	Market
	Portfolio (a)	Portfolio (b)
FROM OPERATIONS
Net investment income	$ 1,040,058	$ 2,420,186
Net realized loss on investments and foreign
currency transactions	(477,552)	-
Net change in unrealized appreciation (depreciation)
on investments and foreign currency transactions	(6,762,666)	-
Net Increase/(Decrease) in Net Assets Resulting From Operations	(6,200,160)	2,420,186

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income:	(1,030,103)	(2,420,186)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	31,510,717	307,773,926
Reinvestment of dividends and distributions	781,498	2,420,290
Cost of shares redeemed	(783,318)	(166,194,208)
Net Increase in Net Assets From Share Transactions
of Beneficial Interest	31,508,897	144,000,008

TOTAL INCREASE IN NET ASSETS	24,278,634	144,000,008

NET ASSETS
Beginning of period	-	-
End of period*	$ 24,278,634	$ 144,000,008
* Includes undistributed net investment income of	$ 9,952	$ -

SHARES ACTIVITY
Shares Sold	3,302,983	307,773,926
Shares Reinvested	90,834	2,420,290
Shares Redeemed	(88,494)	(166,194,208)
Net Increase in shares of beneficial interest outstanding	3,305,323	144,000,008

(a) The JNF Loomis Sayles Bond Portfolio commenced operations on May 1, 2008.
(b) The JNF Money Market Portfolio commenced operations on April 7, 2008.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Equity Portfolio
	Year Ended	Period Ended
	December 31, 2008	December 31, 2007 (1)

Net asset value, beginning of period	$ 21.46	$ 23.75
Activity from investment operations:
Net investment income (2)	0.12	0.02
Net realized and unrealized gain (loss) on investments	(9.25)	(2.31)
Total from investment operations	(9.13)	(2.29)

Less distributions from:
Net investment income	(0.03)	-

Net asset value, end of period	$ 12.30	$ 21.46

Total return (3)	-42.60%	-9.64%	(4)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 63,760	$ 135,373

Ratios of expenses to average net assets	1.10%	1.10%	(5)

Ratios of expenses to average net assets before waiver	1.17%	1.17%	(5)

Ratios of net investment income to average net assets	0.67%	0.15%	(5)

Ratios of net investment income to average net assets	0.60%	0.08%	(5)
before waiver

Portfolio turnover rate	118%	97%	(4)

(1) The JNF Equity Portfolio commenced operations on May 1, 2007.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized. Portfolio turnover from December 31, 2007 does not include securities received in-kind for shareholder contributions.
(5) Annualized.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Balanced Portfolio
	Year Ended	Period Ended
	December 31, 2008	December 31, 2007 (1)

Net asset value, beginning of period	$ 15.40	$ 15.81
Activity from investment operations:
Net investment income (2)	0.29	0.18
Net realized and unrealized gain (loss) on investments	(3.82)	(0.41)
Total from investment operations	(3.53)	(0.23)

Less distributions from:
Net investment income	(0.29)	(0.18)

Net asset value, end of period	$ 11.58	$ 15.40

Total return (3)	-23.16%	-1.46%	(4)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 22,332	$ 35,727

Ratios of expenses to average net assets (5)	1.10%	1.10%	(5)

Ratios of expenses to average net assets before waiver (5)	1.28%	1.31%	(5)

Ratios of net investment income to average net assets (5)	2.09%	1.73%	(5)

Ratios of net investment income to average net assets	1.90%	1.52%	(5)
before waiver (5)

Portfolio turnover rate	98%	126%	(4)

(1) The JNF Balanced Portfolio commenced operations on May 1, 2007.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized. Portfolio turnover from December 31, 2007 does not include securities received in-kind for shareholder contributions.
(5) Annualized.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)
For the Period Ending December 31, 2008

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Loomis		JNF Money
	Sayles Bond		Market
	Portfolio (1)		Portfolio (2)

Net asset value, beginning of period	$ 10.00		$ 1.00
Activity from investment operations:
Net investment income	0.38	(3)	0.02
Net realized and unrealized gain (loss) on investments	(2.67)		-
Total from investment operations	(2.29)		0.02

Less distributions from:
Net investment income	(0.36)		(0.02)

Net asset value, end of period	$ 7.35		$ 1.00

Total return (4,5)	-23.23%		1.84%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 24,279		$ 144,000

Ratios of gross expenses to average net assets (6)	1.10%		0.70%

Ratios of net expenses to average net assets (6)	1.37%		0.52%

Ratios of net investment income to average net assets (6)	6.55%		2.51%

Ratios of net investment income to average net assets
before waiver (6)	6.28%		2.34%

Portfolio turnover rate	10%	(5)

(1) The JNF Loomis Sayles Bond Portfolio commenced operations on May 1, 2008.
(2) The JNF Money Market Portfolio commenced operations on April 7, 2008.
(3)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(4) Assumes reinvestment of all dividends and distributions, if any.
(5) Not annualized.
(6) Annualized.

See accompanying notes to these financial statements.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.

ORGANIZATION

The JNF Equity Portfolio (the “Equity Portfolio”), the JNF Balanced Portfolio (the “Balanced Portfolio”), the JNF Loomis Sayles Bond Portfolio (the “Bond Portfolio”) and the JNF Money Market Portfolio (the “Money Market Portfolio”), (collectively, the “Portfolios”) are diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, on November 4, 2005 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including the Adviser’s affiliate, Jefferson National Life Insurance Company.  The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts.  However, Jefferson National Life separate accounts own 100% of the shares offered by each Portfolio except the Money Market Portfolio which it owns 98% of the shares outstanding and the Bond Portfolio which it owns 78% of the shares outstanding.  On May 2, 2007, the Equity Portfolio and Balanced Portfolio commenced operations and received an in-kind capital contribution of securities, cash and receivables valued at $173,331,199 and $41,854,872 in exchange for 7,298,003 and 2,646,581 shares of the Equity Portfolio and Balanced Portfolio, respectively.  For federal income tax purposes the transaction was non-taxable to the Portfolios. The investment objective of each Portfolio is as follows:

Portfolio

Primary Objective

Equity Portfolio

High total return consistent with preservation of capital and a prudent level of risk.

Balanced Portfolio

High total return consistent with preservation of capital and a prudent level of risk.

Bond Portfolio

High total investment return through a combination of current income and capital appreciation.

Money Market Portfolio

High level of current income as is consistent with preservation of capital and daily liquidity.

The Bond and Money Market Portfolio’s commenced operations on May 1, 2008 and April 7, 2008, respectively.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

It is the Money Market Portfolio’s policy to maintain a continuous net asset value per share of $1.00; this Portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.  There is no assurance, however, that this Portfolio will be able to maintain a stable net asset value per share of $1.00.

Securities valuation – Securities and other assets held by the Equity, Balanced and Bond Portfolios for which market quotes are available are valued at the last reported sale price at the close of the regular trading session of the securities relevant exchange on the business day as of which such value is being determined, or if no sales prices are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day at the mean of the last quoted bid and asked prices. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at “fair value” as determined in good faith by the Portfolio’s Board on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, include the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.  As of December 31, 2008 there were 23 securities valued as determined by the Board of Trustees.

The Money Market Portfolio values all of its securities on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which has been determined by the Board to represent the approximate market value.

The Portfolios adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolios would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Portfolio’s investment relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at fair value:

Equity Portfolio

Valuation Inputs	Investment in Securities ($)	Other Financial Instruments *
Level 1 - Quoted Prices	63,948,566	-
Level 2 - Other Significant Observable Inputs	-	-
Level 3 - Significant Unobservable Inputs	-	-
Total	63,948,566	-
* Other financial instruments include futures, forwards and swap contracts.

Balanced Portfolio

Valuation Inputs	Investment in Securities ($)	Other Financial Instruments *
Level 1 - Quoted Prices	15,401,073	-
Level 2 - Other Significant Observable Inputs	6,880,451	-
Level 3 - Significant Unobservable Inputs	-	-
Total	22,281,524	-
* Other financial instruments include futures, forwards and swap contracts.

Bond Portfolio

Valuation Inputs	Investment in Securities ($)	Other Financial Instruments *
Level 1 - Quoted Prices		-
Level 2 - Other Significant Observable Inputs	23,939,383	-
Level 3 - Significant Unobservable Inputs		-
Total	23,939,383
* Other financial instruments include futures, forwards and swap contracts.

Money Market Portfolio

Valuation Inputs	Investment in Securities ($)	Other Financial Instruments *
Level 1 - Quoted Prices		-
Level 2 - Other Significant Observable Inputs	144,981,395	-
Level 3 - Significant Unobservable Inputs		-
Total	144,981,395

The Portfolios did not hold any Level 3 securities during the period.

* Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

New Accounting Pronouncements - In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolios’ financial statements and related disclosures.

Security transactions and related income – Security transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.  Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Portfolios’ investments in real estate investment trusts (“REITS”) are reported to the Portfolios after the end of the calendar year; accordingly, the Portfolios estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Portfolios after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Foreign currency transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and distributions to shareholders – The following table summarizes each Portfolio’s Investment Income and Capital Gain declaration policy:

Portfolio

           Income Dividends

    Capital Gains

Equity Portfolio

Annually

    Annually

Balanced Portfolio

Quarterly

    Annually

Bond Portfolio

Monthly

    Annually

Money Market Portfolio

Daily – Paid Monthly

    Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

On January 30, 2009, the Board of Trustees declared a cash dividend of $.0480 per share on the Bond Portfolio from net investment income-net, payable on February 2, 2009 to shareholders of record as of the close of business on January 29, 2009.

Concentration of Risk –

Bond Portfolio -

Foreign risk: Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility.  In addition, certain foreign securities may not be as liquid as U.S. securities.

Credit risk: The Bond Portfolio may invest up to 35% of its assets in high yield fixed income securities which carry ratings of BB+ or lower by S&P or Ba1 or lower by Moody’s.  Investments in these higher yielding securities are generally more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Currency risk: The value of the Bond Portfolio’s investments may fall as a result of changes in exchange rates.

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Effective June 29, 2007, the Portfolios adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). Management reviewed the tax positions in the open tax years of 2007 and 2008 and determined that the implementation of FIN 48 had no impact on the Portfolios’ net assets or results of operations. As of and during the period ended December 31, 2008, the Portfolios do not have a liability for unrecognized tax benefits. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, the Portfolios did not incur any interest or penalties.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio.  Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred.  However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Treasury’s Temporary Guarantee Program – The Money Market Portfolio has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).  Under the Program, the Treasury guarantees the share price of shares of the Portfolio held by shareholders as of September 19, 2008 at $1.00 per share if the Portfolio’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Portfolio liquidates.  Recovery under the Program is subject to certain conditions and limitations.  Portfolio shares acquired by investors after September 19, 2008 that increase the number of Portfolio shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program.  In addition, portfolio shares acquired by investors who did not hold Portfolio shares at the close of business on September 19, 2008 are not eligible for protection under the Program.  The Program, which was originally set to expire on December 18, 2008, has been extended by the Treasury until April 30, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program.  Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01% and .015%, respectively of the portfolio’s shares outstanding as of September 19, 2008.  This expense is being borne by the Portfolio without regard to any expense limitation currently in effect.

3.

INVESTMENT TRANSACTIONS

For the period ended December 31, 2008, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Portfolio

     Purchases

     Sales

Equity Portfolio

$119,519,368

           $138,952,867

Balanced Portfolio

    28,416,078

   32,765,328

Bond Portfolio

    28,460,680

                 2,121,090

Forward Currency Contracts – The Portfolios may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

Bond Portfolio:

 Foreign

Forward Currency

Currency

  Unrealized

Exchange Contract

 Amount

Cost($)

Value($)

Depreciation($)

Sales:

Euro, Expiring 3/18/2009

  71,000

 92,032              98,413                    (6,381)

4. INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Portfolios are supervised under the direction of the Board, which is responsible for the overall management of the Portfolios. JNF Advisors, Inc. serves as the Portfolios’ Investment Advisor (the “Advisor”). Chicago Equity Partners, LLC serves as the Sub-Advisor (Chicago Equity”) for the Equity Portfolio and Balanced Portfolios, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the sub-advisor for the Bond Portfolio and Aim Advisors, Inc. (“AIM”) serves as sub-advisor for the Money Market Portfolio, (collectively the “Sub-Advisors).  The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Portfolios are also officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Pursuant to an Advisory Agreement with the Portfolios, the Advisor, under the supervision of the Board, supervises the performance of Sub-Advisors, and the administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: .65% of the Equity, Balanced and Bond Portfolio’s and .15% for the Money Market Portfolio’s average daily net assets.  Pursuant to a sub-advisory agreement, the Advisor pays each sub-advisor a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: .30% of the Equity Portfolio, .27% of the Balanced Portfolio, .325% of the Bond Portfolio and .05% for the Money Market Portfolio’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2009, to waive a portion of its advisory fee and has agreed to reimburse the Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolios (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.10% per annum for the Equity, Balanced and Bond Portfolio’s and .50% per annum for the Money Market Portfolio’s average daily net assets.  During the period ended December 31, 2008 the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio

Waiver/Reimbursement

Equity Portfolio

$ 66,624

Balanced Portfolio

   52,997

Bond Portfolio

   43,058

Money Market

 Portfolio

 165,525

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolios’ Operating Expenses are subsequently less than 1.10% of average daily net assets for the Equity, Balanced and Bond Portfolio’s, and .50% of average daily net assets for the Money Market Portfolio the Advisor shall be entitled to reimbursement by the Portfolios for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolios’ expenses to exceed 1.10% of average daily net assets for the Equity, Balanced and Bond Portfolio’s and .50% of average daily net assets for the Money Market Portfolio. If the Portfolios’ Operating Expenses subsequently exceed 1.10% per annum of the Equity, Balance and Bond Portfolio’s average daily net assets, and .50% of average daily net assets for the Money Market Portfolio the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of each Portfolio and its shareholders.

During the period ended December 31, 2008 the Advisor has the following waived that may be recovered no later then the dates indicated:

Portfolio

Dec 31, 2010

Dec 31, 2011

Equity Portfolio

 $  71,339

 $  66,624

Balanced Portfolio

     52,712

     52,997

Bond Portfolio

-

     43,058

Money Market

 Portfolio

-

    165,525

The Trust has adopted a Distribution Plan and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Equity, Balanced and Bond Portfolio’s at an annual rate of .25% of its average daily net assets. Pursuant to the Plan, each of these Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the period ended December 31, 2008 the Equity, Balanced and Bond Portfolio’s were charged $253,113, $72,494 and $39,669, respectively, pursuant to the plan.

The Portfolios pay each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $2,500 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency to the Portfolios as follows:

Administration, Fund Accounting and Transfer Agency.  The Portfolios pay GFS an asset-based fee in decreasing amounts as the combined Portfolios assets reach certain breakpoints. The Portfolios are subject to minimum annual fees. The Portfolios also pay GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum complex annual fee of $280,000 or

-

15 basis points or 0.15% per annum on the first $250 million in net assets

-

10 basis points or 0.10% per annum on the next $250 million in net assets

-

8 basis points or 0.08% per annum on net assets greater than $500 million

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between FCS and the Trust. Under the terms of such agreement, NLCS receives from the Portfolios an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended December 31, 2008 the Equity, Balanced, Loomis Sayles Bond and Money Market Portfolios incurred expenses of $14,368, $3,893, $2,595, and $9,091 respectively, for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended December 31, 2008, GemCom collected amounts totaling $7,454 for EDGAR and printing services performed.

Pursuant to the Participation Agreement (the “Agreement”) by and among the Trust and Jefferson National Life Insurance Company (the “Company”) an affiliate of JNF Advisors, the Company is compensated for providing certain administration services to the Money Market Portfolio at the rate of .30% of average daily net assets.  For the period ended December 31, 2008, the Company received $291,818.

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended December 31, 2008 were as follows:

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and mark-to-market on open forward currency exchange contracts.  The difference between book basis and tax basis undistributed ordinary income is attributable to the tax treatment of paydown gain/(loss) and foreign currency gain / (loss).

Capital and foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Portfolios incurred and elected to defer such capital and foreign currency losses as follows:

At December 31, 2008, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Permanent book and tax differences attributable to differences in book/tax treatment of paydown gain/(loss) and foreign currency gain / (loss) resulted in reclassification for the period ended December 31, 2008 as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

JNF Portfolios

(Northern Lights Variable Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the JNF Portfolios (the “Portfolios”), comprising the JNF Equity Portfolio, the JNF Balanced Portfolio, the JNF Loomis Sayles Bond Portfolio, and the JNF Money Market Portfolio, each a series of the Northern Lights Variable Trust as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the two periods in the period then ended for the JNF Equity Portfolio and the JNF Balanced Portfolio and the statement of operations and changes in net assets and the financial highlights for the period May 1, 2008 (commencement of operations) through December 31, 2008 for the JNF Loomis Sayles Bond Portfolio and the statement of operations and changes in net assets and the financial highlights for the period April 7, 2008 (commencement of operations) through December 31, 2008 for the JNF Money Market Portfolio.  These financial statements and financial highlights are the responsibility of Portfolio management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Portfolios’ custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the portfolios constituting the JNF Portfolios as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 11, 2009

JNF Portfolios

EXPENSE EXAMPLES (Unaudited)

December 31, 2008

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees charged by your insurance contract or separate account.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical (5% return before expenses)
Portfolio’s Annualized Expense Ratio	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period*	Ending Account Value 12/31/08	Expenses Paid During Period*
JNF Equity Portfolio	1.10%	$1,000.00	$ 625.90	$ 4.50	$1019.61	$ 5.58
JNF Balanced Portfolio	1.10%	$1,000.00	$ 815.20	$ 5.02	$1019.61	$ 5.58
JNF Loomis Sayles Bond Portfolio	1.10%	$1,000.00	$ 784.50	$ 4.93	$1019.61	$ 5.58
JNF Money Market Portfolio	.52%	$1,000.00	$1,012.90	$ 2.63	$1022.52	$ 2.64

*Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year 366 for each Portfolio.

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited)

December 31, 2008

This chart provides information about the Trustees and Officers who oversee the Portfolio.  Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merrill Bryan** (64) Trustee since 2006 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) Other Directorships: AdvisorOne Funds (5 portfolios)	40

Anthony J. Hertl (58)

Trustee since 2006

Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller.  Mr. Hertl is also a Certified Public Accountant.

Other Directorships: AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust

40
Gary W. Lanzen (54) Trustee since 2006 Chief Investment Officer since 2006, formerly President, Orizon Investment Counsel, LLC; Founding Partner, Orizon Group, Inc. (a financial services company) Other Directorships: AdvisorOne Funds (5 portfolios)	40
Mark Taylor (44) Trustee since 2007 Professor (John P. Begley Endowed Chair in Accounting), Creighton University since 2002. Other Directorships: Lifetime Achievement Mutual Fund (Director and Audit Committee Chairman)	40
Interested Trustees and Officers
Michael Miola*** (56) Trustee since 2006 Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Fund Compliance Services, LLC. Other Directorships: AdvisorOne Funds; Constellation Trust Co.	40

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited) (Continued)

December 31, 2008

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (39)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since March 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Manager, Fund Compliance Services, LLC (since March 2006); Manager (since March 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Emile R. Molineaux (46)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

Other Directorships: N/A

N/A

Kevin E. Wolf (39)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Other Directorships: N/A

N/A

Lynn Bowley (50)

Chief Compliance Officer since June 2007

Compliance Officer of Northern Lights Compliance Services, LLC (2007-Present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006)

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

**From December 2006 through April 2007, L. Merrill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company (“LLC”).  This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

***Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-667-0564.

Re-Approval of Advisory Agreement – The JNF Balanced and Equity Portfolios

In connection with a regular Board meeting held on December 15, 2008 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), considered the re-approval of an investment advisory agreement (the “Agreement”) between JNF Advisors, Inc. (“JNF” or the “Adviser”) and the Trust, on behalf of the JNF Balanced Portfolio (“JNF Balanced”) and JNF Equity Portfolio (“JNF Equity”)(each a “Portfolio” or the “Portfolios”). In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Portfolio’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Portfolio’s performance compared with key indices.

In its consideration of the re-approval of the Agreement for the Portfolios, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its re-approval of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of JNF’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Trustees concluded that the Adviser had provided quality services to the Portfolios.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of JNF’s past performance as investment adviser to the Portfolios, as well as other factors relating to its track record.  The Board concluded that the Adviser’s performance was acceptable.

 Fees and Expenses.  The Board noted that JNF charges a 0.65% annual advisory fee based on the average net assets of each Portfolio.  The Trustees then discussed the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Portfolios, and expense ratios of a peer group of funds.  The Board then reviewed the contractual arrangements by which the Adviser agreed to reduce its fees and/or absorb expenses of the Portfolios, at least until April 30, 2009, to ensure that Net Annual Fund Operating Expenses will not exceed 1.10% of each Portfolio’s average daily net assets, and found it to be beneficial to shareholders.  The Trustees concluded that the Portfolios’ advisory fees and expense ratio were acceptable in light of the quality of the services each Portfolio received from the Adviser, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Portfolios and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Portfolios, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios.  It also considered the profits realized by the Adviser from other activities related to the Portfolios. The Trustees concluded that because of the Portfolios’ expense limitation agreement and the current asset levels, they were satisfied that the Adviser’s level of profitability from its relationship to the Portfolios is not excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that re-approval of the Agreement is in the best interests of the Trust and the Portfolios’ shareholders, and unanimously re-approved the Agreement.

 Re-Approval of the Sub-Advisory Agreement

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the re-approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Chicago Equity Partners, LLC (“CEP” or the “Sub-Adviser”) and the Trust, on behalf of the Portfolios.  In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  These materials included: (a) information on the investment performance of the Portfolios, a peer group of funds and appropriate indices with respect to the Portfolios; (b) arrangements in respect of the distribution of the Portfolios’ shares; and (c) the resources available with respect to compliance with the Portfolios’ investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Adviser including information on (a) the overall organization of the Sub-Adviser, (b) investment management staffing, and (c) the financial condition of the Sub-Adviser.

In its consideration of the re-approval of the Sub-Advisory Agreement for the Portfolios, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its re-approval of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of CEP’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Trustees concluded that the Sub-Adviser had provided quality services to the Portfolios.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of CEP’s past performance as Sub-adviser to the Portfolios, as well as other factors relating to its track record.  The Board concluded that the Sub-Adviser’s performance was acceptable.

 Fees and Expenses.  The Board noted that the Portfolios would not compensate CEP for sub-advisory services, but rather JNF would compensate the Sub-Adviser out of the advisory fees received from the Portfolios. The Board, including the Independent Trustees, next considered the expense ratio for the Portfolios, and expense ratios of a peer group of funds.  The Trustees concluded that the Portfolios’ sub-advisory fees were acceptable in light of the quality of the services the Portfolios receive from the Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Portfolios and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Portfolios, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Sub-Adviser in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios.  It also considered the profits realized by the Sub-Adviser from other activities related to the Portfolios.  The Trustees concluded that because of the Portfolios’ expense limitation agreement and the current asset levels, they were satisfied that the Sub-Adviser’s level of profitability from its relationship to the Portfolios is not excessive.

 Conclusion. The Board, having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Advisory fee structures are fair and reasonable, and unanimously approved the proposed Sub-Advisory Agreement.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file there complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR

Jefferson National Financial Corp.

9920 Corporate Campus Dr., Suite 1000
Louisville, KY 40223

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Taylor and Tony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FYE 2007 - $22,575

FYE 2008 - $44,575

(b)

Audit-Related Fees

FYE 2007 - None

FYE 2008 - None

(c)

Tax Fees

FYE 2007 - $2,000

FYE 2008 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

FYE 2007 - None

FYE 2008 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2007

2008

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2007 - $2,000

2008 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/11/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/11/09

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/11/09